SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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FREMONT GENERAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2004

       NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Fremont General Corporation (the “Company”) will be held at Loews Santa Monica Beach Hotel, located at 1700 Ocean Avenue, in Santa Monica, California 90401, on Thursday, May 20, 2004 at 2:30 p.m., for the following purposes:

1.	Election of seven directors to serve until the next Annual Meeting or until their successors have been elected and qualified;

2.	Approval of Executive Officer Annual Bonus Plan;

3.	Approval of Executive Officer Long Term Incentive Compensation Plan;

4.	Approval of Supplemental Executive Retirement Plan;

5.	Ratification of the appointment of Ernst & Young LLP as independent auditors; and

6.	Transaction of such other business as may be properly brought before the meeting and any postponement or adjournment thereof.

      Stockholders of record at the close of business on April 14, 2004 will be entitled to vote at said meeting and any postponement or adjournment thereof. A list of such stockholders will be open to the examination of any stockholder at the meeting and for a period of ten days prior to the date of the meeting at the executive offices of Fremont General Corporation, located at 2020 Santa Monica Boulevard, 6th Floor, in Santa Monica, California.

      You can ensure that your shares are voted at the meeting by submitting your instructions by phone, by Internet or by completing, signing, dating and returning the enclosed proxy form in the envelope provided. Voting electronically can be accomplished by calling the toll-free number or going to the website, both of which are reflected on the enclosed voting form. Please have the voting form in hand when you call or go online. If you plan to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

      All stockholders are cordially invited to attend the meeting.

Alan W. Faigin, Secretary

April 19, 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 20, 2004
PROXY STATEMENT
VOTING SECURITIES AND VOTE REQUIRED
ITEM 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
FREMONT GENERAL CORPORATION STOCK PRICE PERFORMANCE
EMPLOYMENT AGREEMENTS
RETIREMENT AND OTHER BENEFIT PLANS
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ITEM 2 APPROVAL OF THE EXECUTIVE OFFICER ANNUAL BONUS PLAN
ITEM 3 APPROVAL OF THE EXECUTIVE OFFICER LONG TERM INCENTIVE COMPENSATION PLAN
ITEM 4 APPROVAL OF THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
ITEM 5 SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
ANNUAL REPORT TO STOCKHOLDERS AND ADDITIONAL INFORMATION
2005 ANNUAL MEETING -- RECEIPT OF STOCKHOLDER PROPOSALS
OTHER MATTERS
EXHIBIT A —FREMONT GENERAL CORPORATION EXECUTIVE OFFICER ANNUAL BONUS PLAN
EXHIBIT B —FREMONT GENERAL CORPORATION EXECUTIVE OFFICER LONG TERM INCENTIVE COMPENSATION PLAN
EXHIBIT C —FREMONT GENERAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
APPENDIX A —FREMONT GENERAL CORPORATION AUDIT COMMITTEE CHARTER
APPENDIX B —CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF FREMONT GENERAL CORPORATION
APPENDIX C —CHARTER OF THE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF FREMONT GENERAL CORPORATION
APPENDIX D —FREMONT GENERAL CORPORATION GUIDELINES ON SIGNIFICANT GOVERNANCE ISSUES
APPENDIX E —FREMONT GENERAL CORPORATION CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

FREMONT GENERAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 20, 2004

       This Proxy Statement is furnished in connection with the solicitation of proxies by Fremont General Corporation, a Nevada corporation (hereinafter called the “Company” or “Fremont General”), on behalf of the Board of Directors to be used at the Annual Meeting of Stockholders on Thursday, May 20, 2004 at 2:30 p.m. and at any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at Loews Santa Monica Beach Hotel, 1700 Ocean Avenue in Santa Monica, California 90401. You may submit your instructions by phone, by Internet or by completing, signing, dating and returning the enclosed proxy form in the envelope provided. Unless contrary instructions are indicated in your instructions, the persons designated as proxy holders in the proxy card will vote all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) “for” each of the following proposals: (i) the election of the seven nominees for directors named below, (ii) approval of the Executive Officer Annual Bonus Plan, (iii) approval of the Executive Officer Long Term Incentive Compensation Plan, (iv) approval of the Supplemental Executive Retirement Plan, (v) ratification of the appointment of Ernst & Young LLP as independent auditors, and (vi) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

      A proxy may be revoked by a stockholder at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or to the inspectors of election, or by delivering prior to the time of the Annual Meeting a properly executed proxy bearing a later date. Stockholders having executed and returned a proxy, who attend the meeting and desire to vote in person, whether by proxy, voice vote or ballot, may revoke their prior proxy in that manner.

      The Company will bear the cost of soliciting the proxies. In addition to the use of mails, proxies may be solicited by personal contact, telephone or telegraph, electronically via the Internet and by officers, directors and other employees of the Company. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy material to, and obtain voting instructions from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. The Company has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist with the solicitation of proxies for a fee of $6,500, plus reimbursement for out-of-pocket expenses.

      It is important that your shares are represented and voted at the meeting regardless of the number you may hold. If you are not attending the meeting in person, we ask that you submit your instructions by telephone, by Internet, or by signing, dating and returning the enclosed proxy card. Internet and telephone arrangements are described on the enclosed proxy card. Please note that there are separate Internet and telephone voting arrangements for stockholders that hold their shares directly in their own name and stockholders that hold their shares through a bank, broker or another. Please check the enclosed proxy card or other information provided by the bank, broker or other holder to determine the voting options available.

      The principal executive office of the Company is located at 2020 Santa Monica Boulevard, 6th Floor, Santa Monica, California 90404. The approximate date when this Proxy Statement and form of proxy are being first sent to stockholders is April 19, 2004.

VOTING SECURITIES AND VOTE REQUIRED

      The Board of Directors has fixed the close of business on April 14, 2004 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

      Shares of common stock, of which 77,077,871 shares were outstanding as of the Record Date, are the only voting securities of the Company. Unless otherwise noted, all statistics as to stock ownership are given as of the Record Date. Each stockholder of record at the close of business on the Record Date is entitled to one vote for each share of common stock then held on each matter to come before the meeting. There is no cumulative voting with respect to the election of directors. We must have a quorum at the Annual Meeting to transact any business. For a quorum to be present, a majority of our outstanding shares of common stock must be represented in person or by proxy at the Annual Meeting. For purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

      If such quorum is present, the seven nominees for director receiving the highest number of votes will be elected. To approve the other proposals, a majority of the votes cast on the proposal must vote in favor of the proposal, provided that the total vote cast on the proposal represents over 50% in interest of the shares entitled to vote on the proposal. If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, we will treat the affected shares as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on those other matters. Proxies marked “abstain” will be counted as votes cast against the proposal.

      Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting.

      Any executed but unmarked proxies, including those submitted by brokers or nominees, will be voted “for” each of the foregoing proposals and nominees of the Board of Directors, as indicated in the accompanying proxy card.

ITEM 1

ELECTION OF DIRECTORS

      At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The shares represented by validly executed proxies will be voted for the election of the nominees named below as directors, unless authority to vote for a director or directors is withheld. If any nominee for any reason presently unknown cannot be a candidate for election or if a vacancy should occur before the election (which events are not anticipated), the shares represented by valid proxies will be voted in favor of the remaining nominees and may be voted for the election of a substitute nominee recommended by the Board of Directors (or the number of authorized directors may be reduced).

      Our Board of Directors currently consists of six directors, three of whom are independent directors. The Board was increased to seven directors to add a fourth independent director so that a majority of the Board will be comprised of independent directors. To fill this new director position, the Board, upon recommendation by the Governance and Nominating Committee, has nominated Russell K. Mayerfeld and recommends you vote in favor of his election.

      The information set forth below as to each nominee for director has been furnished to the Company by the respective nominees for director:

		Principal Business Experience During Past Five Years	Director
Name	Age	and Certain Other Directorships	Since

James A. McIntyre(1)	71	Chairman and Chief Executive Officer of the Company.	1972
Wayne R. Bailey	49	Executive Vice President, Treasurer and Chief Financial Officer of the Company since May 1995; Senior Vice President and CFO of the Company from February 1994 to May 1995; Vice President and CFO from 1990 to 1994. Director and officer of subsidiary companies during the past 17 years.	1996
Thomas W. Hayes(2)(3)(4)	58	Chief Executive Officer and Chairman, TWH Advisors LLC, a consulting services firm, since 2002; formerly President and Director of MetWest Securities/ Metropolitan West Financial, Inc., a multi-billion dollar investment management company, from December 1994 through December 2001; formerly Director of the Financial Restructuring Team/ Financial Advisory, Orange County California from December 1994 to February 1995; Representative, Orange County Investment Pool from 1996 to February 2000; Director of Finance for the State of California from January 1991 to July 1993; Treasurer for the State of California from January 1989 to January 1991; Auditor General for the State of California from January 1979 to January 1989. Director of Fremont Investment & Loan, a subsidiary of the Company.	2001
Robert F. Lewis(1)(2)(3)(4)	67	Attorney and founding partner, Lewis Brisbois Bisgaard & Smith LLP, since 1979. Director of Fremont Investment & Loan, a subsidiary of the Company.	2002

		Principal Business Experience During Past Five Years	Director
Name	Age	and Certain Other Directorships	Since

Russell K. Mayerfeld(5)	50	Managing Member, Excelsus LLC, an advisory services firm, since 2004; advisory services and private investor from April 2003 to March 2004; Managing Director, Investment Banking, UBS Warburg LLC and predecessors from May 1997 to April 2003; Managing Director, Investment Banking, Dean Witter Reynolds, Inc. from 1988 to 1997.	Nominee
Louis J. Rampino(1)	51	President and Chief Operating Officer of the Company; Director and officer of the Company and certain subsidiary companies during the past 21 years; employee for 26 years.	1994
Dickinson C. Ross(2)(3)(4)	80	Retired; formerly Chairman of Johnson & Higgins of California, an international insurance brokerage firm.	1987

(1)	Member of the Executive Committee (Mr. McIntyre, Chairman).

(2)	Member of the Audit Committee (Mr. Hayes, Chairman).

(3)	Member of the Compensation Committee (Mr. Ross, Chairman).

(4)	Member of the Governance and Nominating Committee (Mr. Lewis, Chairman).

(5)	Director nominee proposed by management and approved by the Governance and Nominating Committee.

      The Board of Directors (the “Board”) held six meetings during 2003. The average attendance by directors at scheduled Board and committee meetings of which they are members was over 98%. At each regular Board meeting, the independent directors meet in executive session. The director to preside during the executive session is determined at the beginning of the meeting. The Company requests that Board members attend the Annual Meeting of Stockholders. At the 2003 Annual Meeting, all directors were present.

      The Board of Directors of the Company recommends a vote “FOR” the nominees listed above.

Committees of the Board of Directors

      The Board has appointed only independent directors to the audit, compensation, and governance and nominating committees. It is the Board’s objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company, and conforms to the independence requirements in the New York Stock Exchange listing rules. In making an independence determination, the Board will consider all relevant facts and circumstances. The Board has determined that directors Hayes, Lewis, Ross and nominee Mayerfeld satisfy the New York Stock Exchange’s independence requirements.

      Members of the Audit Committee must also satisfy an additional Securities and Exchange Commission independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Fremont General or any of its subsidiaries other than their directors’ compensation. The Board has determined that all members of the Audit, Compensation and Governance and Nominating committees satisfy the applicable SEC independence requirements.

      Audit Committee. The members of the Audit Committee are independent directors Hayes, who chairs the committee, Lewis and Ross. The Audit Committee meets with management, the independent auditors and the internal auditors to make inquiries regarding the manner in which the responsibilities of each are being discharged and to report their findings to the Board of Directors. The Audit Committee meets separately with the independent auditors without management present and with the internal auditors without management present. The Audit Committee also meets in executive session. This committee is primarily concerned with the integrity of the Company’s financial statements, compliance by the Company with legal and regulatory requirements and the independence and performance of the Company’s internal and external auditors. The Audit Committee met nine times during 2003. The Board has determined that members of the Audit Committee satisfy the criteria required under applicable Securities and Exchange Commission and New York Stock Exchange standards for independence and financial literacy and that director Hayes satisfies the criteria for classification as an “audit committee financial expert” as set forth in the applicable rules of the Securities and Exchange Commission. See “Principal Business Experience During Past Five Years and Certain Other Directorships” and “Report of the Audit Committee.” The Audit Committee charter may be found in Appendix A.

      Compensation Committee. The members of the Compensation Committee are directors Ross, who chairs the committee, Hayes and Lewis. This committee’s primary responsibility is to review and make recommendations to the Board with respect to management’s proposals regarding the Company’s various compensation programs, to administer the Company’s restricted stock and stock option award plans and annual and long-term incentive plans, and to make awards and other contractual arrangements for the top five executive officers that are intended to be qualified under Section 162(m) of the Internal Revenue Code. The Compensation Committee conducts an annual performance review of the chairman, recommends compensation of Board members and approves compensation and stock grants to senior executives. This committee met four times during 2003. The Board of Directors has determined that all members of this committee are independent within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). See “Report of the Compensation Committee.” The Compensation Committee charter may be found in Appendix B.

      Governance and Nominating Committee. The members of the Governance and Nominating Committee are directors Lewis, who chairs the committee, Hayes and Ross. The purpose of this committee is to identify individuals qualified to become members of the Board and to recommend individuals to the Board for nomination as members of the Board and its committees, to develop and recommend to the Board a set of corporate governance principles applicable to the Company and to oversee an evaluation process of the Board and management. This committee met four times during 2003. The Governance and Nominating Committee charter may be found in Appendix C. The Company’s Guidelines on Significant Governance Issues may be found in Appendix D.

      In nominating candidates, the Governance and Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The minimum qualifications and attributes that the Governance and Nominating Committee will consider necessary for a director nominee include: the ability to apply good business judgment, the ability to exercise his or her duties of loyalty and care, proven leadership skills, diversity of experience, high integrity and ethics, the ability to understand principles of business and finance and familiarity with issues affecting businesses.

      Executive Committee. The members of the Executive Committee are directors McIntyre, who chairs the committee, Rampino and Lewis. This committee has the authority to exercise the powers of the Board of Directors in the management of the Company in accordance with the policy of the Company when the Board is not in session, except for actions specifically required by statute to be performed by the full Board. There were no Executive Committee meetings during 2003.

Compensation of Directors

      Directors who are not also employees of the Company or any of its subsidiaries are paid a monthly fee of $2,000, plus a per meeting fee of $1,500 for serving as such and for attending regular and special meetings of the Board of Directors and meetings of the various Board committees of which they are members. Non-employee directors who also serve on the Audit Committee are paid a monthly fee of $2,500 instead of $2,000. Directors are reimbursed for actual expenses incurred to attend such meetings. No additional compensation is provided for members of the other committees of the Board of Directors, nor are directors who are also employees of the Company or any subsidiary paid compensation for serving as directors or members of committees of the Board.

      The Board of Directors previously adopted a retirement plan for non-employee directors who retire from active service on the Board after completing at least five consecutive years of service as a director of the Company and attaining the age of 65. Age restrictions for sitting directors when the plan was adopted were grandfathered. Under the plan, the Company will continue paying monthly service fees equal to the monthly fees then in effect for three years after an eligible director’s retirement from the Board, or, at the Company’s discretion, a lump sum payment of such fees may be made to the retired director. Such benefits as remain owing are extended to the surviving spouse of an eligible director who dies prior to retirement or during the three-year period thereafter. In March 2001, Houston I. Flournoy retired from the Company’s Board of Directors and received fees under this retirement plan until March 2004. David W. Morrisroe’s widow is eligible to receive payment of fees under this retirement plan until September 2005.

      Under the Company’s Amended Non-Qualified Stock Option Plan of 1989 (the “1989 Plan”), each then seated non-employee director was granted automatically on May 14, 1992, May 13, 1993, May 12, 1994 and on May 11, 1995, a non-qualified stock option to purchase 12,376 shares of the Company’s common stock at the exercise price of $4.445, $6.717, $7.161 and $7.844 per share, respectively. The number of shares and exercise prices have been adjusted to reflect the effect of stock splits and a stock dividend distributed by the Company after the grant dates of the stock options. On May 8, 1997, under the Company’s 1997 Stock Plan (the “1997 Plan”), each then seated non-employee director was granted a non-qualified stock option to purchase 20,000 shares of the Company’s common stock at the exercise price of $14.00 per share (as adjusted for the two-for-one stock split distributed on December 10, 1998). The purchase price per share of common stock covered by each such option on the date it was granted to a non-employee director was the fair market value of the common stock on the grant date. The options became exercisable at the rate of 25% per annum commencing on the first anniversary of their grant date and, unless earlier exercised or terminated, would expire ten years after their grant date. There are no outstanding non-employee director stock options. No stock options have been granted to non-employee directors since 1997.

      Each then seated non-employee director, which included Mr. Ross, was awarded 52,000 shares (as adjusted for the two-for-one stock split distributed on December 10, 1998) of restricted common stock in 1996 under the Company’s 1995 Restricted Stock Award Plan, as amended (the “1995 Plan”). The restrictions on these shares will generally be released at the rate of 10% per year beginning on January 1, 1997, and on each of the nine anniversaries thereafter, provided that the director is still serving on the Board of Directors and the Company has not exercised its reacquisition option with respect to such shares. In 2001, Mr. Hayes was awarded 24,000 shares of restricted common stock under the 1995 Plan. The restrictions on these shares will generally be released at the rate of 25% per year beginning on January 1, 2002, and on each of the three anniversaries thereafter, provided he is still on the Board and the Company has not exercised its reacquisition option with respect to such shares. In 2002, Mr. Lewis was awarded 24,000 shares of restricted common stock under the 1997 Plan. Restrictions on these shares will generally be released at the rate of 25% per year beginning on the first designated release date, commencing on January 1, 2003, and on each of the three anniversaries thereafter, provided he is still on the Board and the Company has not exercised its reacquisition option with respect to such shares. Of the shares awarded to non-employee directors, 28,400 shares remain subject to restrictions, as of the date of this proxy statement.

      Directors Hayes and Lewis also serve on the board of directors and audit committee of Fremont Investment & Loan (“FIL”), a subsidiary company, for which FIL pays director fees of $2,000 per month to each of the non-employee directors. Directors of FIL are elected annually. Directors Hayes and Lewis were elected to FIL’s board in 2001 and 2003, respectively. During 2003, FIL paid director fees of $24,000 to Mr. Hayes and $10,000 to Mr. Lewis. Mr. Hayes also serves on the Board of Directors of Fremont Mortgage Securities Corporation, a subsidiary company of FIL, for which no director fees were paid.

      Stockholders may communicate concerns to any director, committee member or the Board of Directors by writing to the following address: Fremont General Corporation Board of Directors, Fremont General Corporation, 2020 Santa Monica Boulevard, 6th Floor, Santa Monica, California 90404, Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary will promptly forward all correspondence to the relevant director, committee member or the full Board, as indicated in the correspondence.

Governance

      The Board of Directors approved a series of actions to strengthen and improve Fremont General’s already strong corporate governance practices. Included in those actions was the adoption of the Company’s Guidelines on Significant Governance Issues, amendment of the charter for the Audit Committee, adoption of new charters for the Compensation Committee and the Governance and Nominating Committee, and adoption of a Code of Ethics for Senior Financial Officers. Copies of these documents can be found with this proxy statement as Appendix A through Appendix E. The Company’s Internet website is currently under development. When it is activated, the Company intends to post these governance documents on its website.

Executive Officers

      The following table sets forth the names, ages, employment dates and positions of the executive officers and certain other officers of the Company and the date each became an officer of the Company (or its predecessor companies). All executive officers have been with the Company for over five years and have served as officers of the Company and its subsidiary companies. Executive officers are elected annually by the Board of Directors. There are no family relationships among directors, nominees for director and executive officers.

			Employee	Officer
Name	Position	Age	Since	Since

James A. McIntyre	Chairman of the Board and Chief Executive Officer	71	1963	1963
Louis J. Rampino	President and Chief Operating Officer	51	1977	1989
Wayne R. Bailey	Executive Vice President, Treasurer and Chief Financial Officer	49	1986	1989
Raymond G. Meyers	Senior Vice President and Chief Administrative Officer	57	1980	1989
Patrick E. Lamb	Senior Vice President, Controller and Chief Accounting Officer	44	1986	1998
Alan W. Faigin	Secretary and General Counsel	47	1980	1994
Murray L. Zoota	President and Chief Executive Officer of Fremont Investment & Loan(1)	59	1990	1990

(1)	Acquired by the Company in 1990. Mr. Zoota was an officer of the predecessor company since 1977.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

      The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and is solely responsible for the appointment, compensation and oversight of the work of the Company’s independent auditing firm. During the fiscal year ended December 31, 2003, the Audit Committee met nine times. The Audit Committee discussed the interim financial information contained in the quarterly earnings announcement with the Chief Financial Officer, Controller and independent auditors prior to public release. The Audit Committee’s written charter is included in this proxy statement as Appendix A. All members of the Audit Committee are independent as defined in the rules of the New York Stock Exchange. The Board of Directors has determined that members of the Audit Committee satisfy the criteria required under applicable Securities and Exchange Commission and stock exchange standards for independence and financial literacy and that director Thomas W. Hayes satisfies the criteria for classification as an “audit committee financial expert” as set forth in the applicable rules of the Securities and Exchange Commission.

      Our Audit Committee has reviewed and discussed with management of the Company and with Ernst & Young LLP, the independent auditing firm of the Company, the audited statements of the Company as of December 31, 2003 (the “Audited Financial Statements”). In addition the Audit Committee has discussed with Ernst & Young LLP the matters described in Codification of Statements on Auditing Standards No. 61 (Communication with Audit Committee).

      The Audit Committee has received and discussed with Ernst & Young LLP the matters required by Independence Standards Board Statement No. 1 and has discussed with that firm its independence from the Company. The Audit Committee also has discussed with management of the Company and the auditing firm such other matters and received such assurances from them as it deemed appropriate.

      Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      Based on the foregoing review and discussions with management and the independent auditors, and a review of the report of Ernst & Young LLP with respect to the Company’s Audited Financial Statements, and relying thereon, the Audit Committee recommended to the Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Audit Committee

Thomas W. Hayes, Chairman
Robert F. Lewis
Dickinson C. Ross

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

      The Compensation Committee of the Board of Directors of the Company (the “Committee”) is comprised of independent, non-employee directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and Rule 16b-3 under the Securities Exchange Act of 1934, respectively, who also meet the independence requirements of the New York Stock Exchange. The Compensation Committee’s written charter is included in this proxy statement as Appendix B. The Committee believes that compensation should be driven by the long term interests of the stockholders and should be directly linked to corporate performance.

      The compensation policy of the Company with respect to its executives and employees has long been and continues to be focused on paying for performance principally as related to achievement of pretax earnings targets. This policy includes all forms of compensation — base salary, bonuses, stock options, restricted stock, benefits and perquisites.

      The executive compensation program for officers of Fremont General is composed of three basic components tied to financial objective performance standards: (1) base salary, (2) annual cash bonus opportunity, and (3) long term cash and stock ownership opportunity. The Committee is provided with reports and data developed by internal Company staff and by retained outside compensation consultants with access to extensive industry data in the compensation area. Also, at the request of the Committee, the Company occasionally retains the services of a nationally recognized consulting firm to review its compensation practices in keeping with the stated policy of the Committee, and to ascertain that the Company’s compensation practices are comparable to those of companies which have similar businesses and size.

      Compensation Limitations. Under Section 162(m) of the Code, adopted in August 1993, and regulations adopted thereunder, publicly-held companies may be precluded from deducting compensation paid to certain executive officers in excess of $1,000,000 in any one year, excluding from this limit performance-based compensation. While the Committee designs certain components of its executive compensation program to comply with the requirements of Section 162(m), it believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in designing its overall compensation program, even though such program may result in some non-deductible compensation expenses. Accordingly, the Committee has from time to time approved, and may in the future approve, compensation arrangements for certain officers that are not fully deductible. The Company has traditionally had annual and three-year performance based bonus plans under which executive officers participated. The Company is seeking stockholder approval of the executive officer annual and long-term performance based bonus plans. If stockholders approve of these plans, the Company can realize income tax deductions because the compensation paid to the executive officers under the plans will then qualify under Section 162(m) of the Code.

Base Salary

      Base salary represents only a portion of each executive’s total targeted cash compensation opportunity each year. Individual annual performance criteria are used to adjust the base salary. The current annual base salary rates of the executive officers identified in the Summary Compensation Table are as follows: Mr. McIntyre — $800,000; Mr. Rampino — $700,000; Mr. Bailey — $600,000; Mr. Meyers — $325,000; Mr. Faigin — $270,000; and Mr. Zoota — $475,000. See “Employment Agreements.”

Management Incentive Compensation Plan (“MICP”) (annual bonus plan)

      The Company places significant emphasis on attaining predetermined pretax earnings targets. It provides each executive with an opportunity to earn an annual bonus upon the Company’s achievement of those goals.

      Bonus “targets” represent the balance of each executive’s total targeted annual cash compensation opportunity, and range from 10% to 50% of each executive’s base salary. These individual “target” bonus amounts are set by the Committee at the beginning of the plan year based on available total annual compensation survey data to reflect the ranking and relative level of contribution each executive is expected to make to the achievement of the Company’s predetermined pretax earnings targets. Actual bonuses earned can range from 50% of the executive’s “target” amount for performance at the minimum acceptable earnings level as set by the Committee, to a maximum of three times the “target” amount for earnings substantially in excess of the Company’s goals.

      The Company’s long-standing performance based MICP annual bonus plan uses the formula described above. The Company is seeking stockholder approval of its Executive Officer Annual Bonus Plan (the “Annual Plan”) which is similar to the MICP. If stockholders approve the Annual Plan, the Company can realize income tax deductions because the compensation paid under the Annual Plan to the executive officers will then qualify under Section 162(m) of the Code. If stockholders do not approve the Annual Plan, any bonuses paid to the executive officers will be discretionary and may not be deductible by the Company. See “Item 2 — Approval of the Executive Officer Annual Bonus Plan.”

Long Term Compensation

      In addition to annual compensation considerations, the Company has adopted the following three forms of long term compensation that focus the executives on increasing stockholder value over the long term by aligning the interests of the officers with those of the stockholders.

Bonus Opportunity:

      A Long Term Incentive Compensation Plan (“LTICP”) provides for a cash bonus opportunity dependent upon the Company achieving a predetermined cumulative pretax earnings target over a three-year period. See “Summary Compensation Table” and “Long Term Incentive Compensation Plan.” Executive officers have participated in the Company’s long-standing performance based LTICP three-year bonus plan. The Company is seeking stockholder approval of its Executive Officer Long Term Incentive Compensation Plan (the “Long Term Plan”), which is similar to the LTICP. If stockholders approve the Long Term Plan, the Company can realize income tax deductions for the compensation paid under the Long Term Plan to the executive officers because it will then qualify under Section 162(m) of the Code. If stockholders do not approve the Long Term Plan, any long term bonuses paid to the executive officers will be discretionary and may not be deductible by the Company. See “Item 3 — Approval of the Executive Officer Long Term Incentive Compensation Plan.”

Stock Ownership:

      In determining the number of stock options and stock rights (restricted stock) to grant each executive, the Committee considered a variety of methods to use, including a target gain projection, a present value calculation and a structure based on executive salary grades or salary multiples. The Committee opted to use a salary multiple calculation model, which is common practice where grants are staggered over three to five years. The Committee’s intent in utilizing these methods, coupled with the vesting schedules of four years for each stock option grant and generally two, three, four or ten years for each restricted stock right, was to enhance the long term nature of this program and to achieve its goal of linking the financial interests of the executives very closely to those of the stockholders.

•	The 1997 Stock Plan (the “1997 Plan”) provides a long term compensation opportunity for the officers and certain key employees of the Company and its subsidiaries. Stock options and awards of rights to purchase shares of the Company’s common stock (“1997 Plan Stock Right”) may be granted under the 1997 Plan. Stock options granted under the 1997 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-statutory stock options. See “Retirement and Other Benefit Plans — 1997 Stock Plan.” An aggregate of 20,000 shares of restricted common stock were awarded during 2003, none of which were awarded to executive officers. No stock options were granted in 2003.

•	The 1995 Restricted Stock Award Plan, As Amended (the “1995 Plan”), also provides a long term compensation opportunity for the officers and certain key employees of the Company and its subsidiaries through awards of rights to purchase shares of the Company’s common stock (“1995 Plan Stock Right”). See “Retirement and Other Benefit Plans — 1995 Restricted Stock Award Plan, As Amended.” No awards were made under the 1995 Plan during 2003.

•	The Amended Non-Qualified Stock Option Plan of 1989 (the “1989 Plan”) provides a long term compensation opportunity for the officers of the Company and certain key subsidiary officers. Stock options granted to the participants vested at the rate of 25% per year beginning on the first anniversary of each grant and generally have a term of ten years. Following adoption of the 1997 Stock Plan, no additional awards have been granted under the 1989 Plan. Forfeited shares under the 1989 Plan pour over into the 1997 Plan and become available for future grants under the 1997 Plan.

      The Company has entered into employment agreements with certain executive officers which include provisions for early release of restrictions on shares awarded to them under the 1995 Plan and 1997 Plan, and for acceleration of vesting of stock options granted to them under the 1989 Plan and 1997 Plan, upon the occurrence of certain events. See “Employment Agreements.”

Life, Supplemental Income Protection and Personal Liability Insurance:

•	The Company provides a Group Variable Universal Life Insurance Program (the “GVUL”) for executive officers and certain other key employees of the Company. The GVUL replaces basic group term life insurance coverage of $50,000 that would otherwise be paid by the Company for these employees. See “Retirement and Other Benefit Plans — Group Variable Universal Life Insurance Program.”

•	The Company provides a Personal Liability Insurance Program for executive officers and certain other key employees of the Company. Participants under this program are provided with personal liability protection of $2 million to $15 million, depending upon the individual participant’s position level with the Company.

•	The Company provides an Individual Income Protection Policy for certain officers to supplement their group long term disability coverage that is limited due to plan levels. The Company provides this benefit, which will replace up to 75% of their basic monthly earnings, less group long term disability benefits to $5,000, due to an injury or sickness that prevents them from performing the duties of their occupation.

Employment Agreements — Executive Officers

      In 2003, the Committee recommended, and the Board of Directors approved, the fourth amendment to the 1994 Employment Agreement with James A. McIntyre, Chairman and Chief Executive Officer. In 2000, the Committee recommended, and the Board of Directors approved, Employment Agreements with Louis J. Rampino, President and Chief Operating Officer, Wayne R. Bailey, Executive Vice President and Chief Financial Officer and Raymond G. Meyers, Senior Vice President and Chief Administrative Officer, and in 2003, Management Continuity Agreements with Alan W. Faigin, Secretary and General Counsel, Murray L. Zoota, President and Chief Executive Officer of Fremont Investment & Loan, and certain other key employees. See “Employment Agreements.”

Compensation of the Chief Executive Officer

      With respect to the compensation of James A. McIntyre, Chairman and Chief Executive Officer, the Committee reports:

1. Base Salary — the base salary paid to Mr. McIntyre in 2003 was $800,000 (see “Summary Compensation Table”), which accounted for approximately 38.1% of his total annual compensation earned in 2003. This amount is within the 50th — 75th percentile of salaries paid to Chief Executive Officers in companies of comparable size in the financial services industries.

2. Annual Bonus — Mr. McIntyre was paid a bonus of $1.2 million that was earned in 2003 under the Company’s Management Incentive Compensation Plan. See “Summary Compensation Table.”

3. Long Term Incentive Compensation Plan (“LTICP”) — Mr. McIntyre participates in the Company’s Long Term Incentive Compensation Plan. This “three-year” plan was adopted by the Board of Directors in 2002 and provides for a bonus opportunity dependent upon the Company achieving a cumulative pretax earnings target during the three-year period 2002 through 2004. The 2002 LTICP is substantially a renewal of prior “three-year” plans authorized by the Board of Directors.

4. Other Compensation — In 2003, other compensation paid to Mr. McIntyre included an automobile allowance of $21,600, Company contributions to the Investment Incentive Plan (the “401(k) Plan”), Supplemental Executive Retirement Plan and Employee Stock Ownership Plan, collectively, $441,751, contributions to fund supplemental medical, long term disability and personal liability insurance of $8,298, imputed income on supplemental life insurance of $22,377, and $2,348 for employer-paid non-qualified FICA taxes. Mr. McIntyre participates in the Company’s Group Variable Universal Life Insurance Program that became effective November 1, 2002 for which the Company paid premiums of $41,678 in 2003. See “Retirement and Other Benefit Plans — Group Variable Universal Life Insurance Program” and “Employment Agreements.”

      The Company entered into an employment agreement with Mr. McIntyre in 1994 that replaced a prior agreement. In 1996, 1997, 2000 and 2003 the Company entered into amendments to this employment agreement. This agreement ensures that the Company will continue to have Mr. McIntyre’s services available to it pursuant to the agreement’s terms. See “Employment Agreements.”

      The Committee’s policies with respect to executive compensation for other executive officers of the Company are substantially the same as those applied to Mr. McIntyre on an appropriate scale based upon scope of responsibility and position level. Each of the other five executive officers reported in the Summary Compensation Table received annual base salaries, auto allowances, restricted stock awards and other compensation (see “Summary Compensation Table”) on substantially the same basis as was applied to the Chief Executive Officer, at lesser rates.

      It remains the primary goal of the Committee to relate compensation to corporate performance and to compensate executives of the Company based principally on achievement of pretax earnings targets in an effort to enhance stockholder value on a long term basis. Bonuses were paid out under the 2003 MICP to eligible participants.

      The tables that follow disclose details of compensation paid to the executives of the Company in 2003, as well as that paid in the previous two years. Descriptions of the Company’s employment agreements with its officers and the retirement and benefit plans follow.

      There are no current or former Company employees serving on the Compensation Committee and there are no circumstances under which the Company would be required to report any “compensation committee interlocks” under the applicable SEC proxy rules.

Compensation Committee

Dickinson C. Ross, Chairman
Thomas W. Hayes
Robert F. Lewis

EXECUTIVE COMPENSATION

      The following table and accompanying notes provide information with respect to total compensation earned or paid by the Company to the Chief Executive Officer and the five most highly compensated executive officers of the Company serving at the end of fiscal 2003 (the “Named Executive Officers”) during fiscal years 2003, 2002 and 2001.

Summary Compensation Table

(Dollars in Thousands)

					Long Term Compensation

	Annual Compensation				Awards		Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Awards	Options	Payouts	Compensation
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	(#)(5)	($)(6)	($)(7)

James A. McIntyre,	2003	$800.1	$1,200.0	$101.9	—	—	$—	$441.8
Chairman and Chief	2002	800.1	1,200.0	152.7	$2,605.8	—	—	93.3
Executive Officer	2001	800.1	—	144.0	—	—	—	79.3
Louis J. Rampino,	2003	700.1	1,050.0	37.3	—	—	—	306.2
President and Chief	2002	700.1	1,050.0	32.5	2,378.0	—	—	75.1
Operating Officer	2001	700.1	—	29.5	—	—	—	74.6
Wayne R. Bailey,	2003	600.1	900.0	32.7	—	—	—	244.3
Executive Vice President,	2002	600.1	900.0	28.4	2,150.2	—	—	67.8
Treasurer and Chief	2001	600.1	—	86.3	—	—	—	61.7
Financial Officer
Raymond G. Meyers,	2003	325.1	390.0	31.2	—	—	—	108.9
Senior Vice President and	2002	325.1	390.0	27.0	1,011.5	—	—	36.6
Chief Administrative	2001	325.1	—	24.7	—	—	—	38.1
Officer
Alan W. Faigin,	2003	270.1	324.0	75.6	—	—	—	98.1
Secretary and General	2002	267.0	324.0	21.5	402.0	—	—	39.2
Counsel	2001	250.1	182.2	20.8	—	—	—	32.5
Murray L. Zoota,	2003	442.4	540.0	33.1	—	—	—	224.2
President and Chief	2002	396.3	480.0	26.9	603.0	—	—	112.5
Executive Officer,	2001	372.2	450.0	23.2	487.5	—	507.5	72.4
Fremont Investment & Loan

Summary Compensation Table — Explanations

      (1) SALARY includes all regular wages paid to the executive, and any amount which was voluntarily deferred by the executive pursuant to the Investment Incentive Plan (the “401(k) Plan”) and/or the Supplemental Executive Retirement Plan (the “SERP”).

      (2) BONUS for 2003, 2002 and 2001 reflects cash compensation paid pursuant to the Company’s Management Incentive Compensation Plan. Bonuses under this Plan are awarded upon the achievement of annual pretax earnings targets as determined by the Board at the beginning of each Plan year. Pretax earnings in a range of 80% to 120% of the predetermined target created a pool for bonuses. Participants were awarded amounts from this pool as a percentage of their base salaries. The percentage is based upon scope of responsibility and position level as determined by the Chief Executive Officer and the Compensation Committee, based upon independent compensation studies.

      (3) OTHER ANNUAL COMPENSATION includes automobile allowances, and amounts paid on behalf of the executive to provide for supplemental medical, life, personal liability and long term disability insurance. The imputed income attributable to supplemental life insurance provided by the Company is as follows: Mr. McIntyre, $22,377; Mr. Meyers, $2,543; and Mr. Zoota, $303. Premiums paid by the Company in 2003 for the Group Variable Universal Life Insurance Program were: Mr. McIntyre, $41,678; Mr. Rampino, $5,280; Mr. Bailey, $3,882; Mr. Meyers, $4,007; Mr. Faigin, $1,325; and Mr. Zoota, $6,653. Also includes payment of accrued vacation for Mr. McIntyre in 2001 and 2002, Mr. Bailey in 2001 and Mr. Faigin in 2003.

In addition to these amounts, the executive officers of the Company may receive service recognition awards on milestone anniversary years under the Company’s service award program, “perquisites” and other personal benefits. The aggregate amounts of such personal benefits do not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported for any executive officer.

      (4) RESTRICTED STOCK AWARDS represent the fair market value on the date of grant of restricted shares of common stock that were awarded under the 1995 Plan and the 1997 Plan. To date, quarterly cash dividends have been paid on the restricted shares. See “Retirement and Other Benefit Plans — 1995 Restricted Stock Award Plan, As Amended” and “Retirement and Other Benefit Plans — 1997 Stock Plan.” At December 31, 2003 the number and market value ($16.91 per share) of the aggregate restricted stock held by the Named Executive Officers were: Mr. McIntyre, 1,072,860 shares, $18,142,063; Mr. Rampino, 938,146 shares, $15,864,049; Mr. Bailey, 746,440 shares, $12,622,300; Mr. Meyers, 289,550 shares, $4,896,291; Mr. Faigin, 147,750 shares, $2,498,453; and Mr. Zoota, 307,450 shares, $5,198,980. Mr. McIntyre filed a Section 83(b) election under the Internal Revenue Code with respect to 275,000 of such shares, which had a fair market value of $1,399,750 on the award date. The number of shares and market value have been adjusted to reflect the effect of stock splits and a stock dividend distributed by the Company subsequent to the grant dates of the respective restricted stock awards.

      (5) No stock options have been granted since 1997.

      (6) LTIP PAYOUTS represent bonuses earned pursuant to a Long Term Incentive Compensation Plan (“LTICP”). The Company had a 1999 LTICP that provided for bonus opportunity dependent upon the Company achieving a cumulative pretax earnings target for the three-year period from January 1, 1999 through December 31, 2001, the time during which the LTICP was in effect. A LTICP bonus in the amount of $507,500 was paid to Mr. Zoota in February 2002. The Board of Directors adopted a similar LTICP in 2002 for the three-year period from January 1, 2002 through December 31, 2004. See “Retirement and Other Benefit Plans — Long Term Incentive Compensation Plan.”

      (7) ALL OTHER COMPENSATION includes Company contributions to the executive officers’ accounts in the Employee Stock Ownership Plan and the 401(k) Plan, both of which are “qualified defined contribution retirement benefit” plans under the Code, and to the Supplemental Executive Retirement Plan which is a “non-qualified” supplemental retirement plan under the Code. The amounts allocated to each Named Executive Officer in 2003 were:

Name	ESOP	401(k)	SERP

	(Dollars in thousands)
McIntyre	$19.6	$12.0	$410.1
Rampino	19.6	12.0	274.6
Bailey	19.6	12.0	212.7
Meyers	19.6	12.0	77.2
Faigin	19.6	12.0	66.5
Zoota	19.6	12.0	192.6

      The Split-Dollar Life Insurance Program was terminated on October 31, 2002. No premiums were paid in 2002 for the Split-Dollar Life Insurance Program, and premiums paid in 2001 were: Mr. McIntyre, $140,000; Mr. Rampino, $74,400; Mr. Bailey, $54,400; Mr. Meyers, $53,200; Mr. Faigin, $15,900; and Mr. Zoota, $48,000. The Company recovered its cumulative premiums paid less investment losses. Policies were released to the respective participants as the owners. Cash values received following termination of this program in 2002 were: Mr. Rampino, $2,195 and Mr. Faigin, $767. In 2001, based upon an “actuarial modified premium test,” the Company estimated the cash value of a Named Executive Officer’s split-dollar life policy on the earliest possible date the premium paid by the Company could be refunded under an active policy. The present value of the portion of this cash value generated by the premium paid in 2001 and 2002, respectively, was then calculated, and the premium paid in the respective year was subtracted from the result of this present value calculation in current non-discounted dollars. The resulting difference was added to the “term” value of the Named Executive Officer’s insurance policy (calculated pursuant to Internal Revenue

Service rules). In addition, the Company advanced a portion of the premiums payable in 2001 ($310,576) on individual split-dollar life insurance policies under an agreement between the Company and a trust established by Mr. and Mrs. James A. McIntyre. Advances by the Company under this agreement were discontinued, and no advances were made in 2002 or thereafter. Under the agreement, the Company has recovered the cumulative premiums paid by the Company. See “Retirement and Other Benefit Plans — Group Variable Universal Life Insurance Program” and “Employment Agreements.”

Option/ SAR Grants in Last Fiscal Year

      There were no stock options or SARs granted during 2003.

Option Exercises and Year-End Option Values

      Each Optionee is responsible for any and all tax liabilities resulting from the exercise of stock options or any portion thereof, subject to contingent rights to surrender or offset shares to satisfy tax withholding obligations. Stock options granted pursuant to the 1989 Plan and the 1997 Plan include tax withholding rights.

      The following table and accompanying notes summarize certain required information regarding outstanding options held by the Named Executive Officers at the end of fiscal 2003. No stock options have been granted since 1997.

Aggregated Option/ SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/ SAR Values(1)

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options/SARs at		In-the-Money Options/SARs
	Acquired on	Value	FY-End(#)(2)		at FY-End($)(2)(3))
	Exercise	Realized
Name	#(2)	$	Exercisable	Unexercisable	Exercisable	Unexercisable

McIntyre	30,606	$163,130	677,548	—	$1,927,922	—
Rampino	85,222	532,134	320,000	—	631,200	—
Bailey	58,162	363,587	180,000	—	355,050	—
Meyers	37,702	155,942	122,000	—	240,645	—
Faigin	—	—	—	—	—	—
Zoota	4,702	49,841	106,948	—	248,693	—

Total	216,394	$1,264,634	1,406,496		$3,403,510

(1)	There are no SARs outstanding.

(2)	Options and values reported in the table have been adjusted to reflect the two-for-one stock split distributed in December 1998, a three-for-two stock split distributed in February 1996 and a stock dividend distributed in June 1995.

(3)	Value of Unexercised In-The-Money Options at Year End represents the difference between the market value at December 31, 2003 ($16.91 per share) of unexercised options and the respective exercise prices of the options. No representation regarding the “value” of such options is intended.

FREMONT GENERAL CORPORATION STOCK PRICE PERFORMANCE

      The following Stock Price Performance Graph includes comparisons required by the Securities and Exchange Commission (the “SEC”). The Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference therein.

      The graph below compares cumulative total return (i.e., change in stock price plus reinvestment of dividends) of Fremont General’s common stock measured against the five year cumulative total return of the Standard & Poor’s (“S&P”) Smallcap 600 Index, S&P Smallcap 600 Index for Banks, and a Peer Group made up of the 13 companies, excluding Fremont, selected by S&P to comprise S&P’s new Smallcap 600 Index for Thrifts and Mortgage Finance, which are comparisons selected by the Company as appropriate peer groups. Peer groups that appeared in Fremont General’s 2003 Proxy Statement were discontinued by S&P when it restructured some of its Global Industry Classification Standard indexes, including the Financials sector. The Company has selected peer groups in the S&P 600 that it believes are similar to those used in last year’s Proxy Statement. S&P created a Thrifts and Mortgage Finance Index in its Financials sector, but because the index is new in 2003 it has no historical data. The Peer Group is an attempt to approximate what the new Thrifts and Mortgage Finance Index history would have been had it existed for five years. The stock price performance shown in this graph is not necessarily indicative of, and not intended to, suggest future stock price performance.

Comparison of Five Year Cumulative Total Returns

Among Fremont General Corporation, S&P Smallcap 600 Index,
S&P Smallcap 600 Index for Banks and Peer Group(1)

	At December 31,

Total Return Index	1998	1999	2000	2001	2002	2003

Fremont General Corporation	$100	$30.10	$12.17	$34.41	$20.09	$76.73
S&P Smallcap 600 Index	100	112.40	125.67	133.88	114.30	158.63
S&P Smallcap 600 Index for
Banks	100	88.06	121.83	139.52	149.41	204.73
Peer Group(1)	100	80.16	113.54	133.61	159.51	228.05

(1)	Companies in Peer Group: Anchor Bancorp of Wisconsin Inc., BankUnited Financial Corp, Brookline Bancorp Inc., Commercial Federal Corp., Dime Community Bancshares Inc., Downey Financial Corp., Firstfed Financial Corp, Flagstar Bancorp Inc., MAF Bancorp Inc., New Century Financial Corp., Seacoast Financial Services Corp., Staten Island Bancorp Inc. and Waypoint Financial Corp.

      Assumes $100 invested on December 31, 1998, as adjusted for stock splits and dividends. Total returns assume dividends reinvested on ex-date.

EMPLOYMENT AGREEMENTS

      In 1994, the Compensation Committee recommended and the Board of Directors approved an employment agreement (the “Agreement”) with James A. McIntyre, Chairman and Chief Executive Officer of the Company, replacing a prior such employment agreement which expired on December 31, 1993. In November 1996, the Compensation Committee recommended and the Board of Directors approved a first amendment to the Agreement (the “First Amendment”) to conform the Agreement with certain provisions of the employment agreements then in effect for Mr. Rampino and Mr. Bailey (see below). The First Amendment (i) added a definition of “Company Event” (as defined below) to the Agreement; (ii) provided that the unvested and/or restricted portion of any stock option and restricted stock held by Mr. McIntyre will accelerate in full so as to become completely vested and/or unrestricted upon certain terminations of employment or in the event of a Company Event (as defined below); and (iii) provided for a “Gross-Up Payment” (as defined below). The Agreement provides for a base salary of $600,000, subject to discretionary increases by the Board of Directors of the Company beginning in 1995. Mr. McIntyre’s annual base salary has been $800,000 since 1998. Mr. McIntyre also participates in all of the bonus and incentive compensation plans and programs generally available to the senior management of the Company, as well as other employee benefit plans maintained by the Company for its employees. In the event Mr. McIntyre’s employment with the Company terminates for any reason other than pursuant to a termination by the Company for cause or as the result of Mr. McIntyre’s death or total disability, Mr. McIntyre will receive a pro-rated portion of his bonuses for the year in which he so terminates. In addition, Mr. McIntyre will become a consultant to the Company. For the first five years of the consultancy, the Company will compensate Mr. McIntyre at an annual rate equal to his base salary at the time his employment terminated. During that period, Mr. McIntyre will also receive, whether by way of reimbursement, direct compensation or otherwise, specified fringe and other benefits. After such five-year period and for the remainder of Mr. McIntyre’s life, Mr. McIntyre will receive an annual amount equal to 50% of his base salary at the time his employment terminated. In the event Mr. McIntyre’s employment terminates as a result of his disability, the Company will pay Mr. McIntyre, for life, an annual amount equal to 50% of his base salary at the time his employment terminated, offset by any disability benefits he receives. In the event of Mr. McIntyre’s death, the Company will pay his estate any earned but unpaid salary, vacation pay and pro-rated bonus amounts accrued to the date of his death.

      The Compensation Committee recommended and the Board of Directors approved, in November 1997, a Second Amendment to the Agreement to extend the employment period under the Agreement for an additional term of three years; in November 2000, a Third Amendment to the Agreement to extend the employment period under the Agreement for an additional term of three years with automatic extensions for additional one-year terms unless terminated by either party with at least 90 days’ advance written notice prior to the end of the then-current term; and, in May 2003, a Fourth Amendment to the Agreement to conform Mr. McIntyre’s Agreement with those of other executive officers of the Company. The Fourth Amendment provides for a rolling 36 month term, such that on each day of employment, Mr. McIntyre has 36 months remaining on his Employment Agreement. Either party may terminate the Agreement by giving written notice consistent with the terms of the Agreement. In addition, the Fourth Amendment provides that in the event of a Company Event (as defined below) or Termination (other than as a result of the executive’s death) (i) Mr. McIntyre will be paid a cash payment equal to the target bonus amount of any bonus plans then in effect in which Mr. McIntyre is a participant, and (ii) the unvested portion of any stock option held by the executive at the time of such Termination will accelerate in full so as to become completely vested. Upon such a Company Event or Termination a cash payment equal to the aggregate stock option exercise price attributable to any then outstanding stock options will be paid to Mr. McIntyre.

      In November 1995, a trust established by Mr. and Mrs. James A. McIntyre entered into an agreement with the Company whereby the Company, with the approval of the Compensation Committee of the Board of Directors, agreed to make advances of a portion of the premiums payable on split-dollar life insurance purchased by the trust on the lives of Mr. and Mrs. McIntyre. The agreement stated that the Company would be reimbursed the full amounts advanced, without interest, upon the first to occur of (i) the death of the survivor of Mr. and Mrs. McIntyre or (ii) the surrender of the policy. During each of the fiscal years 1996 through 1999, the Company advanced $393,596, and during 2000 and 2001 the Company advanced $353,596 and $310,576, respectively, toward the payment of such premium. These advances were secured by a collateral assignment of the policy to the Company. In 2002 the Company discontinued making such advances and no advances have been paid by the Company since then. Under the agreement, the cumulative premiums paid by the Company have been recovered by the Company.

      In 1996, the Compensation Committee recommended and the Board of Directors approved Employment Agreements with Louis J. Rampino and Wayne R. Bailey. These Employment Agreements were effective as of February 8, 1996 and have a term of three years, which term automatically extended for an additional three years on February 8, 1998. In 2000, the Compensation Committee recommended and the Board of Directors approved Employment Agreements with Louis J. Rampino, Wayne R. Bailey and Raymond G. Meyers. These Employment Agreements, which were effective as of February 25, 2000, have a rolling 36 month term, such that on each day of employment, the executive has 36 months remaining on his respective Employment Agreement. The material terms of these agreements provide for base salaries as of the February 25, 2000 effective date of $700,000 for Mr. Rampino, $600,000 for Mr. Bailey and $325,000 for Mr. Meyers, which are their current base salary levels. These base salaries will be reviewed annually, and may be increased or decreased at the Committee’s discretion but not below these levels. These executives will participate in any annual and/or longer term incentive plan(s), as well as any retirement, welfare or other benefit plans made available to other senior officers. In the event of a “Company Event” (as defined below), or in the event of termination of employment, other than a voluntary termination or a termination by the Company for cause, but including death or total disability (a “Termination”), the Company will pay the executive officer (or his heirs) the equivalent of three years of base salary at the then current rate, along with pro-rata portions of any annual and/or longer term incentive plan(s). In addition, upon such a Company Event or Termination (other than as a result of the executive’s death) the executive will continue to be provided welfare and other employee benefits for up to three years and the unvested and/or restricted portion of any stock option or restricted stock held by the executive at the time of such Termination will accelerate in full so as to become completely vested and/or unrestricted. Upon such a Company Event or Termination a cash payment equal to the aggregate stock option exercise price attributable to any then outstanding stock options will be paid to the executive.

      In 2000, the Company entered into Management Continuity Agreements with Alan W. Faigin and Murray L. Zoota, which provide that upon a termination of employment in the event of a Company Event (as defined below), the unvested and/or restricted portion of any stock option and restricted stock held by the executive will accelerate in full so as to become completely vested and/or unrestricted. In 2003, the Company entered into new Management Continuity Agreements with the same terms as the 2000 Agreements and providing for a base salary of $270,000 for Mr. Faigin and $450,000 for Mr. Zoota, which are to be reviewed annually, and may be increased or decreased at the Committee’s discretion subject to the terms of this Agreement. Current annual base salaries for Mr. Faigin and Mr. Zoota are $270,000 and $475,000, respectively. These Agreements do not have a specified term. Mr. Faigin and Mr. Zoota will participate in annual and/or longer term incentive plan(s), as well as any retirement, welfare or other benefits made available to other senior officers of the respective participating companies. The Company has entered into Management Continuity Agreements with certain other key employees of the Company and its subsidiary companies that have substantially the same terms as those with Mr. Faigin and Mr. Zoota, except for base salary amounts.

      For purposes of the agreements discussed above, a “Company Event” is defined to have occurred when any one of the following events occurs: (i) any “person” or “group” acquires 30% or more of the total voting power represented by outstanding securities of the Company; (ii) the occurrence of certain changes in the composition of the Board of Directors; (iii) the stockholders approve a merger or consolidation of the Company involving a 50% or more change in ownership of the total voting power represented by the Company’s outstanding securities; (iv) the stockholders approve a complete liquidation or sale of all or substantially all of the assets of the Company; or, (v) James A. McIntyre, while serving as Chairman of the Board of Directors, has a conservator of his person appointed or dies.

      For purposes of the agreements discussed above, to the extent that any payments made to the executive by the Company trigger the excise tax pursuant to the Internal Revenue Code (the “Code”) Sections 280G

and 4999, or any comparable federal, state or local excise tax, additional payments will be made to the executive so that after taxes, the net economic effect to such executive will be the same as if such taxes did not apply to such executive. These additional payments are referred to as “Gross-Up Payments.”

RETIREMENT AND OTHER BENEFIT PLANS

Investment Incentive Plan (the “401(k) Plan”)

      The 401(k) Plan has qualified as an employee retirement plan under Section 401(a) and 401(k) of the Code. Participation is optional for employees once they are eligible to participate.

      Under the 401(k) Plan, employees may elect to have up to 15% of their eligible compensation deferred and deposited with the plan trustee which will invest the money at the employee’s discretion among a variety of investment funds including Company stock. Employee contributions are matched by the Company at a rate of one dollar for every dollar contributed up to 6% of eligible compensation deferred by the employee. Eligible employees may also make catch-up contributions permitted under the Code. The Company may make additional contributions in its discretion. Company contributions during 2003 to eligible employee participants were in shares of Company common stock. Employees have discretion to diversify out of Company common stock after the Company’s contribution has been allocated into participants’ accounts. All employee contributions are 100% vested. The 401(k) Plan provides that for any participant who is an employee on or after January 1, 2003, the participant’s interest in his or her matching contributions account is 100% vested. Disbursement of the employee’s account balance will occur upon retirement, termination of employment or death. Shares of the Company’s common stock held in the 401(k) Plan and allocated to participants’ accounts are voted by the 401(k) Plan’s Trustee upon instructions from the participants.

Employee Stock Ownership Plan (the “ESOP”)

      In 1989, the Company adopted the ESOP, which is a qualified retirement plan as defined by the Code. Under the ESOP, the Company contributes cash and/or stock to be held in trust for eligible employee participants. Contributions are made in amounts the Board of Directors deems appropriate and reasonable, taking into account the financial performance of the participating companies. In general, contributions have ranged between zero and 15% of the eligible compensation of each eligible participant. The contributions to each eligible participating employee of participating companies are allocated as a percentage of the employee’s eligible compensation. Company contributions during 2003 to eligible employee participants were in shares of Company common stock. Participants vest in their ESOP contributions 20% for each year of service and are fully vested after five or more years of service, as defined in the ESOP.

      On December 31, 2003 the ESOP had no unallocated shares and had 4,329,433 shares of Company common stock allocated to participants’ individual ESOP accounts, representing 5.7% of the outstanding shares of common stock of the Company on that date. Shares of the Company’s common stock held in the ESOP and allocated to participants’ accounts are voted by the ESOP’s Trustee upon instructions from the participants, and by the ESOP committee appointed by the Board of Directors as to any unallocated shares of stock. The committee is comprised of James A. McIntyre, Louis J. Rampino, Wayne R. Bailey, Raymond G. Meyers and Dickinson C. Ross. Benefits from the ESOP are paid out upon retirement, termination of employment, permanent disability or death.

Excess Benefit Plan (the “EPB”)

      The EBP was adopted by the Board of Directors in 2003 as a mechanism to insure that participants who are subject to limitations on ESOP contributions under Section 415 of the Code receive the full benefit of the annual ESOP contribution declared by the Board of Directors. Contributions to the ESOP are limited by Section 415 of the Code to 100% of a participant’s total eligible compensation or $40,000, whichever is less. If this limitation prevents a participant from receiving a full ESOP contribution, the Company credits an amount equal to the excess contribution that would have otherwise been made to the ESOP to a bookkeeping account for the participant under the EBP, which is then deemed to be invested in shares of the Company’s common stock. The Company contributes an equal number of shares of the Company common stock to a grantor trust.

The assets of the grantor trust remain those of the Company (and are subject to the claims of the Company’s creditors) until the EBP benefits are paid out upon termination of employment or death or termination of the EBP. Shares of the Company’s common stock held in the grantor trust are voted by the trustee of the grantor trust upon instructions from the EBP administrative committee appointed by the Board of Directors. The EBP administrative committee, in its discretion, has traditionally taken into account participants’ requests on how shares of the Company’s common stock held by the grantor trust are to be voted. The EBP does not require the administrative committee to do so and the administrative committee is not required to direct the trustee to vote proxies as requested by EBP participants. The committee is comprised of James A. McIntyre, Louis J. Rampino, Wayne R. Bailey, Raymond G. Meyers and Dickinson C. Ross.

Supplemental Executive Retirement Plan (the “SERP”)

      The SERP is a mechanism for providing full benefits to those executives subject to Code limitations and eligible to participate in this plan. These limits may affect (i) the amount of eligible compensation permitted to be deferred into the Company’s 401(k) Plan, (ii) the amount of matching contributions the Company may make with respect to deferrals, and (iii) the amount of any ESOP contribution declared by the Board to be allocated to the ESOP. In addition, employee compensation deferrals under the SERP, in combination with the employee’s 401(k) compensation deferrals, may equal up to 100% of total eligible compensation. Additionally, the Company in its discretion may elect to make additional “contributions” on behalf of participants. These amounts are credited to individual bookkeeping accounts for participants. Unless otherwise provided by the Board of Directors with respect to discretionary “contributions”, participants are vested in the amounts credited to their accounts. The SERP is a non-qualified plan within the meaning of the Code. The Company contributes amounts equal to compensation deferrals and matching and discretionary “contributions” under the SERP to a grantor trust. The assets of the grantor trust remain those of the Company (and are subject to the claims of the Company’s creditors) until the SERP’s benefits are paid out upon termination of employment, death, or termination of the SERP. Amounts credited to participants’ accounts are initially deemed to be invested in shares of Company common stock; however, participants may thereafter change the deemed investment of their accounts in accordance with rules established by the SERP administrative committee. Shares of the Company’s common stock held in the grantor trust are voted by the trustee of the grantor trust upon instructions from the SERP administrative committee appointed by the Board of Directors. The SERP administrative committee, in its discretion, has traditionally taken into account participants’ requests on how shares of the Company’s common stock are to be voted. The SERP does not require the administrative committee to do so and the administrative committee is not required to direct the trustee to vote proxies as requested by SERP participants. The committee is comprised of James A. McIntyre, Louis J. Rampino, Wayne R. Bailey, Raymond G. Meyers and Dickinson C. Ross. See “Item 4 — Approval of the Supplemental Executive Retirement Plan.”

1997 Stock Plan (the “1997 Plan”)

      In April 1997, the Board of Directors approved the 1997 Plan. The 1997 Plan became effective upon approval by the Company’s stockholders in May 1997 and will continue in effect for a term of ten years unless earlier terminated. The 1997 Plan provides a long term compensation opportunity for the officers and certain key employees of the Company and its subsidiaries, and is designed to attract and retain these individuals and to align interests of such individuals with those of the stockholders through equity ownership.

      Stock options granted under the 1997 Plan may be either incentive stock options, as defined in Section 422 of the Code, or non-statutory stock options. Non-statutory stock options and awards of rights to purchase shares of the Company’s common stock (“Stock Rights”) may be granted under the 1997 Plan to employees, directors and consultants of the Company or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. A Stock Right may award the recipient shares of common stock, or may give the recipient the right to purchase common stock. Shares received or purchased pursuant to a Stock Right are subject to a restricted stock agreement between the Company and the recipient. Unless the 1997 Plan administrator determines otherwise, such agreement gives the Company a reacquisition option exercisable upon the termination of the recipient’s employment, directorship or consulting relationship with the Company. All shares of common stock awarded as Stock Rights under the 1997 Plan are subject to the

Company’s reacquisition option and may not be sold by the recipients until these restrictions lapse. The reacquisition option lapses at a rate determined by the 1997 Plan administrator. Restricted stock awards under the 1997 Plan have generally had terms ranging from two to ten years. Depending on the term of each award, the applicable percent (i.e., 50%, 33.3%, 25%, 10%, etc.) of each 1997 Plan participant’s shares are generally released from the Company’s reacquisition option on the first designated release date and on each of the applicable anniversaries thereafter, provided that the 1997 Plan participant’s status as an employee, director or consultant has not terminated and the Company has not exercised its reacquisition option. Pending release of the restrictions, all of the Stock Right shares issued under the 1997 Plan are held in escrow by the Company for the account of each 1997 Plan participant. Forfeited 1997 Plan shares are retired and become available for reissuance under the 1997 Plan’s authorized shares. In 2004 the 1997 Plan will be amended to permit awards of restricted stock units. Upon a Change of Control of the Company, 100% of the restricted shares awarded under the 1997 Plan outstanding at that time will become unrestricted and will be released from the Company’s reacquisition option. Under the terms of the officers’ employment agreements and/or management continuity agreements, upon the occurrence of a Company Event, the release of restrictions will be accelerated on any restricted shares issued to them such that all such shares will become completely unrestricted. See “Employment Agreements.”

      The 1997 Plan is administered by the Compensation Committee of the Board of Directors. Participants are entitled to the rights of stockholders with respect to shares issued to them under the 1997 Plan, including the right to vote such shares and to receive cash and stock dividends, subject to the restrictions under the 1997 Plan. The number of shares of common stock awarded under and subject to the 1997 Plan will be proportionately adjusted for stock dividends and stock splits. As of March 31, 2004, 2,869,079 shares of common stock (as adjusted for the two-for-one stock split distributed on December 10, 1998) were reserved for issuance under the 1997 Plan, including forfeitures and the shares available for grant under the 1989 Plan that have poured over into the 1997 Plan since May 8, 1997. Under the terms of the 1997 Plan, annually in May, an increase will be made to the shares authorized for issuance under the 1997 Plan in an amount equal to (i) the number of shares awarded under the 1997 Plan during the preceding year or (ii) a lesser amount determined by the Board of Directors. The number of shares of common stock awarded under the 1997 Plan will be proportionately adjusted for stock dividends and stock splits.

      During 2003, 20,000 shares of restricted common stock were issued under the 1997 Plan, none of which were awarded to any of the Named Executive Officers. As of March 31, 2004 there were 2,884,555 restricted shares of common stock that were still subject to the Company’s reacquisition option and no outstanding stock options under the 1997 Plan.

1995 Restricted Stock Award Plan, As Amended (the “1995 Plan”)

      In November 1995, the Board of Directors approved the 1995 Plan. The 1995 Plan became effective upon adoption by the Board in November 1995 and will continue in effect for its term of ten years unless earlier terminated. The 1995 Plan is a long term employee benefit plan for officers, directors and employees that is designed to attract and retain these individuals and to maximize stockholder value by aligning the interests of such individuals with those of the stockholders through equity ownership. The 1995 Plan’s goals are to be achieved by providing participants with awards of restricted common stock.

      All shares of common stock awarded under the 1995 Plan are subject to the Company’s reacquisition option and may not be sold by the 1995 Plan participants until this option lapses. Restricted stock awards under the 1995 Plan have generally had terms of four or ten years. Depending on the term of each award, the applicable percent (i.e., 10%, 25%) of each 1995 Plan participant’s shares are generally released from the Company’s reacquisition option on the first designated release date and on each of the applicable anniversaries thereafter, provided that the 1995 Plan participant’s status as an employee or director has not terminated and the Company has not exercised its reacquisition option. All of the shares issued under the 1995 Plan are held in escrow by the Company for the account of each 1995 Plan participant pending the release from the Company’s reacquisition option. If 1995 Plan shares are forfeited to the Company, they will become available for future awards under the 1995 Plan. Upon a Change of Control of the Company, 100% of the shares awarded under the 1995 Plan will become unrestricted and will be released from the Company’s reacquisition option. Under the terms of the officers’ employment agreements and/or management continuity agreements, upon the occurrence of a Company Event, the release of restrictions will be accelerated on any restricted shares issued to them such that all such shares will become completely unrestricted. See “Employment Agreements.”

      The 1995 Plan is administered by the Compensation Committee of the Board of Directors. Participants are entitled to the rights of stockholders with respect to shares awarded to them under the 1995 Plan, including the right to vote such shares and to receive cash and stock dividends, subject to the restrictions under the 1995 Plan. The number of shares of common stock awarded under the 1995 Plan will be proportionately adjusted for stock dividends and stock splits.

      No awards were granted under the 1995 Plan during 2003. As of March 31, 2004, there had been 3,762,670 restricted common stock shares awarded and issued, net of forfeitures, pursuant to the 1995 Plan since its inception. As of March 31, 2004, there were 730,934 of such shares that were still subject to restriction pursuant to the Company’s reacquisition option. The numbers of shares have been adjusted to reflect the effect of stock splits and a stock dividend distributed by the Company after the grant dates of the respective restricted stock awards. In 2003 no shares of restricted stock were awarded under the 1995 Plan.

Amended 1989 Non-Qualified Stock Option Plan (the “1989 Plan”)

      In 1989 the Board adopted, and the stockholders approved, the 1989 Plan which is administered by the Compensation Committee of the Board. Subsequently, the Board adopted and the stockholders approved amendments to the 1989 Plan. The 1989 Plan provides long term compensation opportunities for officers of the Company and certain key subsidiary executives. Stock options were granted to such individuals in each year from 1989 to 1994, and provide for the right to acquire shares of the common stock of the Company at a price based upon the fair market value on the date of grant. In determining the number of options to grant to each executive, the Committee used a salary multiple calculation that was set at levels consistent with the ranking of their respective positions. Non-employee directors were granted stock options under the non-discretionary provisions of the 1989 Plan in each year from 1989 to 1995. Stock options granted under the 1989 Plan have a term of ten years, and vested annually at the rate of 25% per year beginning on the first anniversary of the date of grant. Following adoption and approval of the 1997 Plan, all shares available for awards under the 1989 Plan flowed into the 1997 Plan, such that no additional awards will be made under the 1989 Plan. If 1989 Plan shares are forfeited they become available for issuance under the 1997 Plan. As of March 31, 2004 there were 622,496 stock options outstanding under the 1989 Plan. There are no shares available for grant under the 1989 Plan.

Group Variable Universal Life Insurance Program (the “GVUL”)

      In November 2002, the Company implemented a Group Variable Universal Life Insurance Program. This program replaced the Split-Dollar Life Insurance Program that was terminated in October 2002. The GVUL also replaced the basic group term life insurance coverage of $50,000 paid by the Company for these employees. Participants under the GVUL plan are provided with individual permanent life insurance policies, with death benefit limits of 2 or 2 1/2 times compensation (depending upon the individual participant’s position level with the Company). The GVUL includes permanent and portable life insurance protection and includes an additional tax-advantaged investment opportunity. The Company pays all premiums for this plan. GVUL policies are owned by the participants. Upon a participant’s termination of employment the participant has the ability to continue the life insurance policy by taking personal responsibility for payment of the policy premium.

Long Term Incentive Compensation Plan

      The 2002 Long Term Incentive Compensation Plan (the “2002 LTICP”) became effective January 1, 2002 and matures on December 31, 2004. The 2002 LTICP is a three-year plan designed to provide incentive to executives and other key employees to achieve the cumulative pretax earnings targets of the Company for a three-year period by linking a substantial portion of an eligible participant’s compensation to the long-range growth and increased value of the Company. The 2002 LTICP provides for a bonus opportunity dependent upon the Company achieving a predetermined cumulative pretax earnings target during the three-year period, and as a function of a participant’s base salary for the period. Bonuses earned under the 2002 LTICP become payable in cash after the maturity date. The Board of Directors, on the recommendation of the Compensation Committee, designated participants and earnings targets at the inception of the 2002 LTICP.

Executive Officer Long Term Incentive Compensation Plan

      In 2004, the Compensation Committee adopted and the Board of Directors ratified the Executive Officer Long Term Incentive Compensation Plan (the “Long Term Plan”) which is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Code. The Long Term Plan is a three-year plan designed to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company’s ability to deduct that compensation. Bonus opportunities under the Long Term Plan are dependent upon the Company achieving a predetermined cumulative pretax earnings target during the three-year period as a function of an executive’s base salary for the period. Executive officers who participate in the Long Term Plan will not participate in the LTICP for the same performance period. Participants and earnings targets will be designated at the beginning of 2005 by the Compensation Committee. The Long Term Plan is being submitted for stockholder approval for the purpose of qualifying future compensation paid to the executives under this plan for the tax benefits afforded companies under Section 162(m) of the Code. See “Item 3 — Approval of the Executive Officer Long Term Incentive Compensation Plan.”

2003 Management Incentive Compensation Plan

      The 2003 Management Incentive Compensation Plan (the “MICP”) was adopted by the Board of Directors, on the recommendation of the Compensation Committee, effective January 1, 2003 and matured on December 31, 2003. Participants and earnings targets were designated at the beginning of 2003 by the Board based upon the Compensation Committee’s recommendations. The MICP provides officers with an opportunity to earn an annual bonus upon achievement of the predetermined pretax earnings targets set by the Board. Pretax earnings in a range of 80% to 120% of the predetermined target create a pool for bonuses. Participants are awarded amounts from this pool as a percentage of their base salaries. Bonus “targets” represent the balance of each participant’s total targeted annual cash compensation opportunity and range from 10% to 50% of each executive’s base salary. These individual “target” bonus amounts are set by the Compensation Committee at the beginning of the MICP’s plan year based on available total annual compensation survey data to reflect the ranking and relative level of contribution each participant is expected to make to the achievement of the Company’s predetermined pretax earnings targets. Actual bonuses earned can range from half of the executive’s “target” amount for performance at the minimum acceptable earnings level to a maximum of three times the “target” amount for earnings substantially in excess of the Company’s goals. Bonuses were paid to eligible participants under the 2003 MICP, including the executive officers. See “Executive Compensation — Summary Compensation Table.”

Executive Officer Annual Bonus Plan

      In 2004, the Compensation Committee adopted and the Board of Directors ratified the Executive Officer Annual Bonus Plan (the “Annual Plan”), a plan designed to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company’s ability to deduct that compensation. Participants and earnings targets were designated at the beginning of 2004 by the Compensation Committee and ratified by the Board of Directors. See “Item 2 — Approval of the Executive Officer Annual Bonus Plan.”

Personal Liability Insurance Program

      In June 1997, the Company adopted a Personal Liability Insurance Program for executive officers and certain other key employees. Participants under this program are provided with personal liability protection of $2 million to $15 million, depending upon the individual participant’s position level with the Company.

Long Term Disability Insurance Program

      In June 2002, the Company implemented an Individual Income Protection Policy for executive officers and certain other key employees to supplement their group long term disability coverage that is limited due to plan levels. This plan provides for replacement of up to 75% of basic monthly earnings of the respective participant, less group long term disability benefits to $5,000, due to an injury or sickness that prevents them from performing the duties of their occupation. The Company pays the cost for this program.

Equity Compensation Plan Information

      The following table sets forth for each of our equity compensation plans, the number of shares of our common stock subject to outstanding stock options and Stock Rights, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2003.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans, excluding
	of outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,414,496 (1)	$14.4927	3,163,184	(2)
Equity compensation plans not approved by security holders	715,765 (3)	—	373,750	(3)(4)

Total	2,130,261		3,536,934

(1)	Represents shares issuable upon exercise of outstanding stock options awarded under our 1989 Plan. For a description of the material terms of the 1989 Plan, refer to page 22 of this proxy statement.

(2)	Represents shares available for options or restricted stock awards under the 1997 Plan. For a description of the material terms of the 1997 Plan, refer to page 20 of this proxy statement.

(3)	The number of shares in column (a) represents outstanding rights to acquire common stock allocated by the Company in the form of stock units under the SERP and Excess Benefit Plan. The SERP and Excess Benefit Plan are deferred compensation plans. (See descriptions under “Retirement and Other Benefit Plans.”) The Excess Benefit Plan does not contain a limit on the number of shares that may be issued to participants under this plan, and therefore, the number of shares in column (c) does not include the shares that may be delivered in the future under this plan. As of December 31, 2003, similar to the EBP, the SERP had no limit on the number of shares that may be issued to participants under the SERP, and therefore, the number of shares in column (c) does not include the shares that may be delivered in the future under the SERP. However, pursuant to New York Stock Exchange shareholder approval requirements, the SERP was amended as described in Item 4 to include an internal limit on the number of shares that may be delivered with respect to certain allocations made by the Company to participants’ accounts. Accordingly, the number of shares in column (c) does not include the 2 million share limit described in Item 4.

(4)	Represents shares available for the issuance of restricted stock awards under the 1995 Plan. Generally, the 1995 Plan provides for the grant of restricted stock awards to officers, employees and directors of the Company. The restricted stock awards are subject to repurchase by the Company until restrictions on the shares lapse. For information about the terms of the 1995 Plan, refer to page 21 of this proxy statement.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

      Except as otherwise provided, the following table sets forth certain information as of March 31, 2004 with respect to shares of the Company’s common stock held by the only persons known to the Company to be the beneficial owners of more than 5% of such stock. For purposes of this proxy statement, the term “beneficial ownership” of securities as used herein is defined in accordance with the rules of the SEC and means generally the power to vote or to exercise investment discretion with respect to securities, regardless of any economic interests therein, or to acquire securities on or within 60 days of the applicable date of determination. The following table also sets forth certain information as of March 31, 2004 with respect to shares of the Company’s common stock beneficially owned by each director, nominee for director, Named Executive Officer and by all directors, nominees for director and executive officers as a group. On March 31, 2004, the Company had 77,077,100 shares of common stock outstanding.

Common Stock Beneficially Owned

	Amount and Nature
	of Beneficial
	Ownership		Percent
Name	(Shares)		of Class

James A. McIntyre	9,931,797	(1)(2)	12.8%
Louis J. Rampino	1,438,661	(2)(3)	1.9%
Wayne R. Bailey	738,345	(4)	1.0%
Raymond G. Meyers	289,750	(5)	*
Alan W. Faigin	167,681	(6)	*
Murray L. Zoota	587,434	(2)(7)	*
Robert F. Lewis	148,216	(8)	*
Dickinson C. Ross	94,318	(9)	*
Thomas W. Hayes	25,500	(10)	*
Russell K. Mayerfeld	2,000		*

All directors, nominees, Named Executive Officers and executive officers as a group (11 persons)	13,608,568	(1- 10)	17.5%

*	Less than 1%.

(1)	Includes (i) 3,969,412 shares held by the James A. McIntyre Living Trust under which James A. McIntyre is the trustee and holds a vested beneficiary ownership, (ii) 50,700 shares held by the James A. McIntyre Grandchildren’s Trust under which Mr. McIntyre is the trustee, (iii) 10,000 shares held by the James A. McIntyre 1998 Charitable Remainder Unitrust under which Mr. McIntyre is the trustee, (iv) 3,000,000 shares held by the Padaro Partnership, L.P. The James A. McIntyre Living Trust (of which Mr. McIntyre is trustee and holds a vested beneficiary interest) as general partner, owns 66.7% of the common stock interest (2,000,000 shares) held in the Padaro Partnership, L.P. James A. McIntyre, as the limited partner, owns 33.3% (1,000,000 shares) of the common stock interest held in the Padaro Partnership, L.P. and holds a vested beneficiary interest, (v) 347,548 stock option shares which Mr. McIntyre has the right to exercise within 60 days of the date of the table, (vi) 860,361 shares owned directly or beneficially through the trustee(s) of the employee retirement or other benefit plans, (vii) 746,780 shares of restricted common stock, and (viii) 946,996 shares held in the McIntyre Foundation in which Mr. McIntyre has no pecuniary interest but shares dispository power through his position on its board of directors. In addition, 36,280 units of Company 9% Preferred Securities, less than 1% of the Preferred Securities issued and outstanding, are held by the James A. McIntyre Living Trust, 1,800 units of the Preferred Securities are held by the James A. McIntyre Grandchildren’s Trust and 32,180 units of the Preferred Securities are held by the McIntyre Foundation.

(2)	Includes shares (“option shares”) which directors, nominees, Named Executive Officers and executive officers own directly or indirectly, or have a right to acquire on or within 60 days of March 31, 2004 through the exercise of stock options granted under the 1989 Plan.

(3)	Includes (i) 655,319 restricted shares awarded under the 1995 Plan and 1997 Plan, (ii) 278,478 shares owned directly or beneficially through the trustee(s) of the employee retirement or other benefit plans, and (iii) 160,000 stock option shares which Mr. Rampino has the right to exercise within 60 days of the date of the table.

(4)	Includes (i) 515,030 restricted shares awarded under the 1995 Plan and 1997 Plan and (ii) 207,931 shares owned directly or beneficially through the trustee(s) of the employee retirement or other benefit plans.

(5)	Includes (i) 189,965 restricted shares awarded under the 1995 Plan and 1997 Plan and (ii) 59,605 shares owned directly or beneficially through the trustee(s) of the employee retirement or other benefit plans. In addition, Mr. Meyers owns 2,700 units of Preferred Securities, less than 1%.

(6)	Includes (i) 125,345 restricted shares awarded under the 1995 Plan and 1997 Plan and (ii) 40,836 shares owned directly or beneficially through the trustee(s) of the employee retirement or other benefit plans.

(7)	Includes (i) 101,209 shares held by the Zoota Family Trust, of which Mr. Zoota is a trustee and holds a vested beneficiary interest, (ii) 259,365 restricted shares awarded under the 1995 Plan and 1997 Plan, (iii) 119,912 shares owned directly or beneficially through the trustee(s) of the employee retirement or other benefit plans, and (iv) 106,948 stock option shares which Mr. Zoota has the right to exercise within 60 days of the date of the table.

(8)	Includes (i) 8,392 shares held as Custodian for his sons U/ CA/ UTM and (ii) 12,000 restricted shares awarded under the 1997 Plan.

(9)	Includes (i) 65,704 shares held by the D. C. Ross Separate Property Trust, of which Mr. Ross is the trustee and holds a vested beneficiary interest, (ii) 16,914 shares held by the Ross Community Property Trust, of which Mr. Ross is a trustee and holds a vested beneficiary interest, (iii) 10,400 restricted shares awarded under the 1995 Plan. In addition, Mr. Ross’ wife owns 1,300 shares of common stock and 500 shares of Preferred Securities through her separate property trust for which Mr. Ross disclaims beneficial ownership.

(10)	Includes (i) 500 shares held by the Hayes Family Trust, of which Mr. Hayes is a trustee and holds a vested beneficiary interest and (ii) 6,000 restricted shares awarded under the 1995 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2003, and as of the date of this proxy statement, there have been no relationships, transactions or currently proposed transactions between the Company or any of its subsidiaries and any executive officer, director, nominee for director, 5% beneficial owner of the Company’s common stock, or member of the immediate family of the aforementioned in which one of these individuals or entities had an interest of more than $60,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of common stock and other securities of the Company with the SEC and the New York Stock Exchange. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of reports furnished to it or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended December 31, 2003, all the Reporting Persons complied with all applicable Section 16(a) filing requirements, except that James A. McIntyre inadvertently failed to timely file a Form 4 to report a purchase of 800 units of Company 9% Preferred Securities by the James A. McIntyre Grandchildren’s Trust.

ITEM 2

APPROVAL OF THE EXECUTIVE OFFICER ANNUAL BONUS PLAN

      On March 10, 2004, the Compensation Committee adopted, and on March 10, 2004 the Board of Directors ratified, the Fremont General Corporation Executive Officer Annual Bonus Plan (the “Annual Bonus Plan”). The persons eligible to participate in the Annual Bonus Plan are key employees (including officers) who are, or in the opinion of the Compensation Committee may become, executive officers subject to Section 162(m) of the Code.

      The Company has traditionally had annual and three-year performance based compensation plans in which the executive officers participated. The purpose of adopting and seeking stockholder approval of the Annual Bonus Plan and the Long Term Plan described in Item 3 below is to satisfy the requirements of Section 162(m) of the Code so that the Company can take federal income tax deductions for the performance-based compensation paid under the Annual Bonus Plan and the Long Term Plan.

      Section 162(m) of the Code generally provides that the Company may not take a federal income tax deduction for certain compensation in excess of $1 million paid to an executive officer in any one year. Certain performance-based compensation is exempt from this limit. That is, Section 162(m) does not preclude the Company from taking a federal income tax deduction for certain qualifying performance-based compensation paid to an executive officer in a year even if that compensation exceeds $1 million. The Annual Bonus Plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) and related IRS regulations. Section 162(m) of the Code requires that certain material terms of the Annual Bonus Plan, including the business criterion and maximum amounts payable, be approved by the Company’s stockholders.

      The principal terms of the Annual Bonus Plan are summarized below. The summary is qualified in its entirety by the full text of the Annual Bonus Plan, which is attached to this proxy statement as Exhibit A.

      Summary of Terms. The purpose of the Annual Bonus Plan is to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company’s ability to deduct that compensation. The bonuses payable under the Annual Bonus Plan will have two components: a cash component and a stock award component. The stock award will be granted under the authority of, and count against the share limits under, the Company’s 1997 Stock Plan or another stockholder approved Company stock plan and will be subject to the terms and conditions of the 1997 Stock Plan or such other plan. The number of shares subject to the stock award component of a bonus will be determined by dividing the amount of the cash component of the bonus by the fair market value of the Company’s common stock on the date of grant. The stock may be made as a grant of restricted stock, restricted stock units, or a combination of the two.

      The Compensation Committee will administer the Annual Bonus Plan and is charged with responsibility for designating eligible participants and establishing a specific annual “performance target” for each participant in the Annual Bonus Plan. The performance target must be based on the following business criterion: earnings before taxes as determined in accordance with generally accepted accounting principles and reported in the Company’s periodic reports to stockholders.

      The target must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Code and in no event more than 90 days after the beginning of the applicable calendar year. The performance measurement periods are single calendar years.

      The Annual Bonus Plan generally requires adjustments to the pre-established performance target for specific changes, such as stock splits or recapitalization, business acquisitions or dispositions, or any special charges to the Company’s earnings. The Compensation Committee, however, may provide in advance that one or more of such adjustments will not be made as to a specific award. In addition, the Compensation Committee may establish in advance other circumstances requiring in its view an appropriate adjustment not inconsistent with Section 162(m) of the Code. In addition, the satisfaction of a performance target is determined without regard to changes in accounting principles or practices occurring during the performance period unless the Compensation Committee provides in advance to the contrary.

      Concurrently with the selection of a performance target, the Compensation Committee must establish an objective formula or standard for calculating the target bonus and maximum bonus payable to each participating executive officer. Under the Annual Bonus Plan, the maximum bonus for each calendar year (including the cash paid and the fair market value of the number of shares subject to the stock award) may not exceed $4 million. Notwithstanding this overall maximum, the Compensation Committee has the sole discretion to determine whether to pay any or all of the maximum permissible bonus, subject to the Annual Bonus Plan’s terms and any other written commitment authorized by the Compensation Committee.

      The Compensation Committee is also authorized to establish additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Compensation Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion. No bonus may be paid under the Annual Bonus Plan unless the Compensation Committee has certified in writing that the specific performance target has been satisfied and that the amount of each bonus has been accurately determined in accordance with the Annual Bonus Plan’s terms. All bonuses will be paid in a combination of cash and stock awards as described above.

      The Annual Bonus Plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Compensation Committee, but no amendment will be effective without Board and/or stockholder approval if such approval is required to satisfy the requirements of Section 162(m) of the Code.

      Current Awards. The Compensation Committee has established the performance target for calendar year 2004 by reference to the business criterion set forth in the Annual Bonus Plan. The Compensation Committee believes that the specific performance target constitutes confidential business information the disclosure of which could adversely affect the Company. Seven executive officers have been designated to participate in the Annual Bonus Plan for calendar year 2004: Messrs. McIntyre, Rampino, Bailey, Meyers, Faigin, Lamb and Zoota.

      The amounts that will be paid under the Annual Bonus Plan for calendar year 2004 or future years are not determinable. These amounts will depend upon meeting performance targets that are substantially uncertain and that even if met would remain subject to the Compensation Committee’s authority to pay less than the maximum permissible bonus. The maximum amounts payable to the participating executive officers for fiscal 2004 (in the form of cash and stock awards valued at the fair market value of the number of shares subject to the stock award), subject in each case to reduction by the Compensation Committee, is $4 million.

      Other Compensation. The Annual Bonus Plan is not exclusive. The Company may pay cash and other bonuses and other compensation to certain named officers and other officers under other authority of the Board of Directors and applicable law. If the Annual Bonus Plan is not approved by the Company’s stockholders, the Company currently contemplates that any cash bonuses for fiscal year 2004 for the seven named executive officers would be discretionary. Any such bonuses then paid would not be deductible under Section 162(m) of the Code to the extent that (when combined with other non-exempt compensation paid) they exceed the $1 million individual limit on non-exempt compensation paid to certain named executive officers.

      Recommendation of the Board of Directors. The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its stockholders to enable the Company’s Annual Bonus Plan to comply with the requirements of Section 162(m) of the Code. The Board further believes that the Annual Bonus Plan provides an important incentive that complements the Company’s existing policies and other long-term plans in linking significant portions of executive compensation to the Company’s performance. The Annual Bonus Plan also serves the Company’s interests by granting the Compensation Committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive’s bonus within the maximum limits imposed.

      For the foregoing reasons, the Board of Directors with Messrs. McIntyre, Rampino and Bailey abstaining recommends that stockholders vote “FOR” approval of the Annual Bonus Plan.

ITEM 3

APPROVAL OF THE EXECUTIVE OFFICER LONG TERM INCENTIVE COMPENSATION PLAN

      On March 10, 2004, the Compensation Committee adopted, and on March 10 the Board of Directors ratified, the Fremont General Corporation Executive Officer Long Term Incentive Compensation Plan (the “Long Term Plan”). The persons eligible to participate in the Long Term Plan are key employees (including officers) who are, or in the opinion of the Compensation Committee may become, executive officers subject to Section 162(m) of the Code.

      The Long Term Plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Code. There is a discussion of the corresponding tax advantages to the Company and the general tax rules under Section 162(m) under Item 2 (above) pertaining to approval of the Annual Bonus Plan.

      The principal terms of the Long Term Plan are summarized below. The summary is qualified in its entirety by the full text of the Long Term Plan, which is attached to this proxy statement as Exhibit B.

      Summary of Terms. The purpose of the Long Term Plan is to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company’s ability to deduct that compensation. The bonuses payable under the Long Term Plan will have two components: a cash component and a stock award component. The stock award will be granted under the authority of, and count against the share limits under, the Company’s 1997 Stock Plan or another stockholder approved Company stock plan and will be subject to the terms and conditions of the 1997 Stock Plan or such other plan. The number of shares subject to the stock award component of a bonus will be determined by dividing the amount of the cash component of the bonus by the fair market value of the Company’s common stock on the date of grant. The stock award may be made as a grant of restricted stock, restricted stock units, or a combination of the two.

      The Compensation Committee will administer the Long Term Plan and is charged with responsibility for designating eligible participants and establishing a specific annual “performance target” for each participant in the Long Term Plan. The performance target must be based on the following business criterion: earnings before taxes as determined in accordance with generally accepted accounting principles and reported in the Company’s periodic reports to stockholders.

      The target must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Code and in no event more than 90 days after the beginning of the applicable performance period. A performance period means a period of three consecutive calendar years, the first of which begins on January 1, 2005 and ends on December 31, 2007. Each subsequent performance period begins on the third anniversary of the first day of the prior performance period.

      The Long Term Plan generally requires adjustments to the pre-established performance target for specific changes, such as stock splits or recapitalization, business acquisitions or dispositions, or any special charges to the Company’s earnings. The Compensation Committee, however, may provide in advance that one or more of such adjustments will not be made as to a specific award. In addition, the Compensation Committee may establish in advance other circumstances requiring in its view an appropriate adjustment not inconsistent with Section 162(m) of the Code. In addition, the satisfaction of a performance target is determined without regard to changes in accounting principles or practices occurring during the performance period unless the Compensation Committee provides in advance to the contrary.

      Concurrently with the selection of a performance target, the Compensation Committee must establish an objective formula or standard for calculating the target bonus and maximum bonus payable to each participating executive officer. Under the Long Term Plan, the maximum bonus for each performance period (including the cash paid and the fair market value of the number of shares subject to the stock award) may not exceed $4 million. Notwithstanding this overall maximum, the Compensation Committee has the sole discretion to determine whether to pay any or all of the maximum permissible bonus, subject to the Long Term Plan’s terms and any other written commitment authorized by the Compensation Committee.

      The Compensation Committee is also authorized to establish additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Compensation Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion. No bonus may be paid under the Long Term Plan unless the Compensation Committee has certified in writing that the specific performance target has been satisfied and that the amount of each bonus has been accurately determined in accordance with the Long Term Plan’s terms. The stock awards will be granted under one of the Company’s stock plans and will be subject to the terms and conditions of such plan. Bonuses will generally be paid in a combination of cash and stock awards as described above; however, the Compensation Committee may pay only the cash portion of bonuses for one or more performance periods.

      The Long Term Plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Compensation Committee, but no amendment will be effective without Board and/or stockholder approval if such approval is required to satisfy the requirements of Section 162(m) of the Code.

      Initial Awards. The Compensation Committee intends to establish the performance target for the first performance period within the first 90 days of calendar year 2005 by reference to the business criterion set forth in the Long Term Plan. The Compensation Committee expects that seven executive officers will be designated to participate in the Long Term Plan for the first performance period beginning on January 1, 2005: Messrs. McIntyre, Rampino, Bailey, Meyers, Faigin, Lamb and Zoota.

      The amounts that will be paid under the Long Term Plan for the first performance period or subsequent performance periods are not determinable. These amounts will depend upon meeting performance targets that are substantially uncertain and that even if met would remain subject to the Compensation Committee’s authority to pay less than the maximum permissible bonus. The maximum amounts payable to the participating executive officers for the first performance period (in the form of cash and stock awards valued at the fair market value of the number of shares subject to the stock award), subject in each case to reduction by the Compensation Committee, is $4 million.

      Other Compensation. The Long Term Plan is not exclusive. The Company may pay cash and other bonuses and other compensation to certain named officers and other officers under other authority of the Board of Directors and applicable law. If the Long Term Plan is not approved by the Company’s stockholders, the Company currently contemplates that any cash bonuses payable during the otherwise applicable performance periods to named executive officers would be discretionary. Any such bonuses then paid would not be deductible under Section 162(m) of the Code to the extent that (when combined with other non-exempt compensation paid) they exceed the $1 million individual limit on non-exempt compensation paid to certain named executive officers.

      Recommendation of the Board of Directors. The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its stockholders to enable the Company’s Long Term Plan to comply with the requirements of Section 162(m) of the Code. The Board further believes that the Long Term Plan provides an important incentive that complements the Company’s existing policies and other long-term plans in linking significant portions of executive compensation to the Company’s performance. The Long Term Plan also serves the Company’s interests by granting the Committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive’s bonus within the maximum limits imposed.

      For the foregoing reasons, the Board of Directors, with Messrs. McIntyre, Rampino and Bailey abstaining, recommends that stockholders vote “FOR” approval of the Long Term Plan.

ITEM 4

APPROVAL OF THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      On April 9, 2004, the Board of Directors approved the amended and restated Fremont General Corporation Supplemental Executive Retirement Plan (the “SERP”). The persons eligible to participate in the SERP are officers and members of key management classified as Grade 18 or above who are notified by the Company that they are eligible to participate. As of April 1, 2004, there are 70 participants in the SERP.

      The principal terms of the SERP are summarized below. The summary is qualified in its entirety by the full text of the SERP, which is attached to this proxy statement as Exhibit C.

      Summary of Terms. The primary purpose of the SERP is to promote the success of the Company by providing certain employees with the opportunity to defer compensation above Code limits established for qualified retirement plans. Under the SERP, the Company maintains accounts for participants that are credited with amounts representing the following types of “contributions”:

1. Participants’ elective deferrals of eligible compensation above the maximum permitted under the Fremont General Corporation Investment Incentive Plan (the “401(k) Plan”);

2. Company matching contributions with respect to such deferral elections up to 6% of eligible compensation;

3. Company ESOP contributions above the maximum that may be contributed to the ESOP under Code limits less any amount credited to the participant’s account under the Excess Benefit Plan described under “Retirement and Other Benefit Plans”; and

4. Company discretionary contributions determined by the Board of Directors.

      These “contribution” amounts are credited to individual bookkeeping accounts for participants. Unless otherwise provided by the Board of Directors with respect to discretionary “contributions”, participants are vested in the amounts credited to their accounts. The SERP is a non-qualified plan within the meaning of the Code. The Company contributes amounts equal to compensation deferrals and matching and discretionary “contributions” under the SERP to a grantor trust. The assets of the grantor trust remain those of the Company (and are subject to the claims of the Company’s creditors) until the SERP’s benefits are paid out upon termination of employment, death or termination of the SERP. Amounts credited to participants’ accounts are initially deemed to be invested in shares of Company common stock; however, participants may thereafter change the deemed investment of their accounts in accordance with rules established by the SERP administrative committee. Shares of the Company’s common stock held in the grantor trust are voted by the trustee of the grantor trust upon instructions from the SERP administrative committee appointed by the Board of Directors. The SERP administrative committee, in its discretion, has traditionally taken into account participants’ requests on how shares of the Company’s common stock are to be voted. The SERP does not require the administrative committee to do so and the administrative committee is not required to direct the trustee to vote proxies as requested by SERP participants. The committee is comprised of James A. McIntyre, Louis J. Rampino, Wayne R. Bailey, Raymond G. Meyers and Dickinson C. Ross.

      Under the terms of the SERP, the maximum number of shares of Company common stock that the Company may deliver to participants under the SERP with respect to amounts credited to their accounts as “contributions” described in 2, 3 and 4 above is 2 million, which includes approximately 576,000 shares allocated to the SERP as of the date of this proxy statement. With approval of the SERP, the Company’s overall dilution from all of its equity compensation plans will be less than 10% on a fully diluted basis.

      The amount or number of shares of common stock that may be delivered by the SERP to any participant is not currently determinable because the number of shares delivered depends on several variables, including without limitation, stock prices, discretionary “contributions” and distribution elections.

      The SERP may from time to time be amended, suspended, or terminated, in whole or part, by the Board of Directors or the administrative committee, but no amendment will reduce the amount credited to a participant’s account. Additionally, no amendment will be effective without stockholder approval if such approval is required under the terms of the New York Stock Exchange’s Listed Company Manual.

      Approval. If the SERP is not approved by the Company’s stockholders, the Company currently contemplates that the SERP will be continued but the Company will not deliver Company stock to participants other than with respect to deferral elections.

      Recommendation of the Board of Directors. The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its stockholders to provide benefits to officers and key managers under the SERP. The Board further believes that the SERP provides an important incentive that complements the Company’s existing policies and other long-term plans in linking significant portions of executive compensation to the Company’s performance.

      For the foregoing reasons, the Board of Directors recommends that stockholders vote “FOR” approval of the SERP.

ITEM 5

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The firm of Ernst & Young LLP, independent certified public accountants, has served as the Company’s principal independent auditors since 1972, and is familiar with the business and operations of the Company and its subsidiaries. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement and will be available to answer appropriate questions.

      On February 24, 2004, the Audit Committee approved the firm of Ernst & Young LLP to be the Company’s independent certified public accountants for the year 2004, to audit the books of account and records of the Company and to make a report thereon to the stockholders and the Board of Directors. Ratification of Ernst & Young LLP as the Company’s auditors for the year 2004 will be submitted to the stockholders for their approval at the Annual Meeting.

      Neither the Company’s articles of incorporation or bylaws require that the stockholders ratify the selection of Ernst & Young LLP as the Company’s independent certified public accountants. The Company is doing so because it believes it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP and may, nonetheless, retain such independent certified public accountants. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

      The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent auditor. The Audit Committee understands the need for Ernst & Young LLP to maintain objectivity and independence in its audit of our financial statements, and obtains non-audit services from Ernst & Young LLP only when the services offered by Ernst & Young LLP are more effective or economical than services available from other service providers. In accordance with its Charter, the Audit Committee pre-approves all auditing and non-auditing services to be performed by the independent auditor. The Audit Committee’s Charter is included in this proxy statement as Appendix A.

      The Audit Committee considered the compatibility of non-audit services provided by Ernst & Young LLP with maintaining the auditors’ independence. The Audit Committee pre-approved all non-audit service fees paid to Ernst & Young LLP, which are described below. Based on its review, the Audit Committee determined that the auditors’ independence relative to financial audits was not jeopardized by the non-audit services. The aggregate fees billed for professional services by Ernst & Young LLP for 2003 and 2002 for their services to the Company were:

Principal Accounting Firm Fees

For the Year Ended December 31,	2003		2002

Audit Fees	$754,980	(1)	$1,018,000	(2)
Audit-Related Fees	180,000	(3)	79,002	(4)
Tax Fees	343,043	(5)	70,813	(6)
All Other Fees	—		—

Total	$1,278,023		$1,167,815

(1)	Includes audit fees of $37,480 attributable to the 2002 audit.

(2)	Includes audit fees of $38,000 attributable to the 2001 audit.

(3)	Includes audit-related services of $140,000 for securitization and net interest margin transactions and $40,000 for the annual audit of the Company’s qualified benefit plans.

(4)	Includes audit-related actuarial services of $49,002 and $30,000 for the annual audit of the Company’s qualified benefit plans.

(5)	Tax fees related to tax compliance, analysis, advice and planning, primarily related to the Company’s discontinuance of its workers’ compensation insurance operations.

(6)	Tax fees related to tax compliance, analysis, advice and planning.

      In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid Ernst & Young LLP for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-related fees” includes fees for the annual audit of the Company’s qualified benefit plans. “Audit-related fees” for 2003 includes fees for securitization and net interest margin transactions and for 2002 includes fees for actuarial services that were reasonably related to the performance of the audit or review of the Company’s financial statements. “Tax fees” are fees for tax compliance, tax analysis, tax advice and tax planning. “All other fees” would include fees for any services not included in the first three categories.

      The Audit Committee pre-approves all audit services and non-auditing services to be performed by the independent auditor. Such pre-approval can be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, on an individual basis or pursuant to policies and procedures established by the Audit Committee in accordance with Section 2-01 of Regulation S-X of the Securities and Exchange Commission. The pre-approval of non-auditing services can be delegated by the Audit Committee to one or more of its members but the decision must be reported to the full Audit Committee at the next regularly scheduled meeting. Our Audit Committee reviews and evaluates the lead partner of the independent auditor and requires that Ernst & Young LLP audit partners be rotated at least every five years.

      The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as independent auditors. If not otherwise specified, proxies will be voted “FOR” Ernst & Young LLP as the Company’s independent auditors for 2004.

ANNUAL REPORT TO STOCKHOLDERS AND ADDITIONAL INFORMATION

      The Company’s Annual Report for the fiscal year ended December 31, 2003 was mailed on or about April 19, 2004 to stockholders of record on April 14, 2004. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material, except as otherwise expressly provided.

      The Company will provide, without charge, to any stockholder who so requests in writing, a copy of the Company’s Annual Report filed with the SEC on Form 10-K for the year ended December 31, 2003, without exhibits, the Company’s Guidelines on Significant Governance Issues, charters of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee, and/or the Code of Ethics for Senior Financial Officers. Requests should be directed to Marilyn I. Hauge, Assistant Secretary of the Company, at 2020 Santa Monica Boulevard, 6th Floor, Santa Monica, CA 90404. You may also view the Form 10-K and the Proxy Statement, which includes the governance documents as Appendix A through Appendix E, filed on EDGAR at the SEC’s web site at: http://www.sec.gov/edgar/searchedgar/companysearch.html using Fremont’s CIK 0000038984.

2005 ANNUAL MEETING — RECEIPT OF STOCKHOLDER PROPOSALS

      Any stockholder proposal must be submitted in writing to Alan W. Faigin, Secretary of the Company, at 2020 Santa Monica Boulevard, 6th Floor, Santa Monica, CA 90404, and received by December 22, 2004 if it is to be considered for inclusion in the Company’s 2004 proxy materials. Any such proposal must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Stockholders wishing to suggest candidates to the Governance and Nominating Committee for consideration as directors may do so by submitting a written notice to the Secretary of the Company. The notice must include the candidate’s name, address, biographical information, qualifications and shares held. The Governance and Nominating Committee will consider any nominee that is properly presented by a stockholder and will make a recommendation to the Board. After full consideration by the Board, the stockholder presenting the nomination will be notified of the Board’s conclusion. For a stockholder to nominate a director candidate for the 2005 Annual Meeting, notice of the nomination must be received by the Company by December 22, 2004.

      If a stockholder submits a proposal at the Company’s Annual Meeting of Stockholders to be held in 2005 other than in accordance with Rule 14a-8, and does not provide notice of such proposal to the Company by March 5, 2005, the holders of any proxy solicited by the Company’s Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

OTHER MATTERS

      The Board of Directors does not know of any matter to be presented for consideration at the Annual Meeting that is not listed on the Notice of Annual Meeting and discussed above. If any such other business should properly come before the Annual Meeting, the shares represented at the Annual Meeting by the proxies and voting instructions solicited hereby will be voted in accordance with the judgment of the proxy holders.

By Order of the Board of Directors

Alan W. Faigin, Secretary

Dated: April 19, 2004

EXHIBIT A

FREMONT GENERAL CORPORATION

EXECUTIVE OFFICER ANNUAL BONUS PLAN

1.     Purpose.

      The purpose of the Fremont General Corporation Executive Officer Annual Bonus Plan (the “Plan”) is to promote the success of Fremont General Corporation, a Nevada corporation, (“Fremont General”) by (i) compensating and rewarding participating executives with annual bonuses for the achievement of pre-established performance goals and (ii) motivating such executives by giving them opportunities to receive bonuses directly related to such performance. This Plan is intended to provide bonuses that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

2.     Definitions.

      “Award” means an award under this Plan of an opportunity to receive a Bonus if the applicable Performance Target is satisfied for the applicable Plan Year.

      “Base Salary” in respect of any Plan Year means the annualized aggregate base salary of a Participant from the Company and all affiliates of the Company in effect at the end of that Plan Year, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

      “Beneficiary” means the person or persons designated by the Participant to receive any Bonus that may become payable to the Participant following his or her death. If no such designation of any beneficiary has been made, the Beneficiary shall be the Participant’s spouse, or, if the Participant does not have a surviving spouse, the Participant’s estate.

      “Board” means the Board of Directors of Fremont General.

      “Bonus” means a combination of a cash payment under the Plan plus the grant of a Stock Award.

      “Business Criterion” means earnings before taxes as determined in accordance with generally accepted accounting principles and reported in Fremont General’s periodic reports to stockholders.

      “Cash Bonus” means the portion of a Bonus that is payable in cash.

      “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      “Committee” means the Compensation Committee of the Board.

      “Company” means Fremont General and its Subsidiaries.

      “Executive” means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may during the applicable Plan Year become) a “covered employee” for purposes of Section 162(m).

      “Fair Market Value” shall have the meaning set forth in the Fremont General Corporation 1997 Stock Plan or such other Company stock plan under which a Stock Award described in Section 4.9 is granted.

      “Participant” means an Executive selected to participate in the Plan by the Committee for the applicable Plan Year.

      “Performance Target” means the specific objective goal that is timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the Plan Year in respect of the Business Criterion.

1

      “Plan” means the Fremont General Corporation Executive Officer Annual Bonus Plan, as amended from time to time.

      “Plan Year” means the calendar year.

      “Restricted Stock” has the meaning set forth in Section 2 of the Fremont General Corporation 1997 Stock Plan, as amended, and may, in the Committee’s discretion, include similar awards under another Company stock plan.

      “Restricted Stock Unit” has the meaning set forth in Section 2 of the Fremont General Corporation 1997 Stock Plan, as amended, and may, in the Committee’s discretion, include similar awards under another Company stock plan.

      “Section 162(m)” means Section 162(m) of the Code, and the regulation promulgated thereunder, all as amended from time to time.

      “Stock Award” means a grant of either Restricted Stock, Restricted Stock Units, or a combination of Restricted Stock and Restricted Stock Units pursuant to the Fremont General Corporation 1997 Stock Plan, as amended, or another Company stock plan, and Section 4.9 of this Plan.

      “Stock Bonus” means the portion of a Bonus that is payable as a Stock Award.

      “Subsidiary” means a corporation, partnership, limited liability company or other entity in which Fremont General owns, directly or indirectly, a majority of the outstanding voting stock or voting power.

      “Target Cash Bonus” means a Cash Bonus, expressed as a percentage of Base Salary, that will become payable to a Participant if the applicable Performance Target is met.

3.     Administration of the Plan.

      3.1 The Committee. This Plan shall be administered by the Committee, which shall consist solely of two or more members of the Board who are “outside directors” within the meaning of Section 162(m). Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

      3.2 Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have the sole authority to establish and administer the Performance Target and the responsibility of determining from among the Executives who will participate in and receive Awards under the Plan and the time or times at which and the form and manner in which Bonuses will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan in accordance with its terms. The Committee shall have the authority to construe and interpret this Plan and any agreements or other document relating to Awards under the Plan, may adopt rules and regulations relating to the administration of this Plan, and shall exercise all other duties and powers conferred on it by the Plan.

      3.3 Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee’s authority under other provisions of this Plan, but subject to any express limitations of this Plan and compliance with Section 162(m), the Committee shall have the authority to accelerate payment of a Bonus (after the attainment of the applicable Performance Target) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not the Performance Target), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a Bonus after the attainment of the applicable Performance Target, the amount payable shall be discounted to its present value using an interest rate equal to Moody’s Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)). Any deferred payment shall be subject to Section 4.10. In addition, and notwithstanding anything in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an Award that payment or vesting shall be accelerated upon the death or disability of a Participant, a change in control of the Company, or upon termination of the Participant’s employment without cause or as a constructive termination, as and in the

2

manner provided by the Committee, subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

4.     Bonus Provisions.

      4.1 Provision for Bonus. Each Participant may receive a Bonus if and only if the Performance Target established by the Committee for the Award, relative to the Business Criterion, is attained in the applicable Plan Year. Notwithstanding the fact that the Performance Target has been attained, the Committee may, in its sole discretion, decide to pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or to pay no Bonus at all.

      4.2 Determination of Performance Target. The specific Performance Target with respect to an Award must be established by the Committee while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m) and in no event more than 90 days after the commencement of the applicable Plan Year. At the time the Performance Target for an Award is selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, the method of computing the specific amount of the Target Cash Bonus and maximum amount of the Cash Bonus that will be payable to the Participant if the Performance Target is attained, subject to Sections 4.1, 4.3, 4.6, and 4.7. (As provided in Section 4.9, the Stock Bonus will be determined on the basis of the Cash Bonus and the Fair Market Value of the Company’s common stock.)

      4.3 Maximum Individual Bonus. Notwithstanding any other provision hereof, the maximum aggregate Bonus (counting both the Cash Bonus and the Fair Market Value on the date of grant of the number of shares of Company common stock in respect of which the Stock Award is granted) that may be paid pursuant to all Awards granted in any Plan Year to any one Executive is $4 million. The foregoing limit shall be subject to adjustments consistent with Section 3.3.

      4.4 Effective Mid-Year Commencement of Service; Termination of Employment. To the extent compatible with Sections 4.2 and 5.5, if an individual’s services as an Executive commence after the Performance Target is established for a Plan Year, the Committee may establish the Performance Target, grant an Award and pay a Bonus to such Executive for a performance period equal to the period of time from the date such individual is selected to participate in the Plan to the end of the Plan Year; provided, however, that the Committee must establish such Performance Target while the performance relating to such Performance Target remains substantially uncertain within the meaning of Section 162(m) and in no event after 25% of such performance period has elapsed. The amount of any Bonus to such Executive shall not exceed that proportionate amount of the applicable maximum individual bonus under Section 4.3. In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Award or other written contract with the Company.

      4.5 Adjustments. To preserve the intended incentives and benefits of an Award, the Committee shall (a) adjust the Performance Target or other features of an Award to reflect any material change in corporate capitalization, any material corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing), or any complete or partial liquidation of the Company, (b) calculate the Performance Target without regard to any change in accounting policies or practices affecting the Company and/or the Business Criterion or the Performance Target, and (c) adjust the Performance Target, the Business Criterion or other features of an Award to reflect the effects of any special charges to the Company’s earnings, in each case only to the extent consistent with the requirements of Section 162(m) to qualify such Award as performance-based compensation. By express provision in an Award, the Committee may (x) provide that one or more of the adjustments in (a), (b) or (c) above will not be made with respect to the Award, and/or (y) establish such other events or circumstances, consistent with Section 162(m), with respect to which the Committee will make appropriate adjustments to the Award.

      4.6 Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant’s Bonus shall be calculated (in accordance with Sections 4.1, 4.2, and 4.9) and whether all or any portion of the amount so calculated will be paid, subject in

3

all cases to the terms, conditions and limits of this Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of an Award or for the payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of this Plan and may take into account such other factors as it deems appropriate in administering any aspect of this Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2, 4.3, or 4.9 of the Plan or pay a Bonus under this Plan if the applicable Performance Target has not been satisfied.

      4.7 Committee Certification. No Participant shall receive any payment under this Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of this Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in this Plan or the applicable Award were in fact satisfied.

      4.8 Time of Payment. Any Bonuses shall be paid as soon as practicable following the Committee’s determinations under this Section 4 and the certification of the Committee’s findings under Section 4.7.

      4.9 Manner of Payment. Payment of a Cash Bonus shall be made in the amount and manner determined by the Committee in accordance with this Section 4, but subject to withholding pursuant to Section 5.6. In addition, the Participant shall receive, at the time of the payment of the Cash Bonus, a Stock Award with respect to the number of shares of the Company’s common stock having a Fair Market Value equal to the Cash Bonus on the date of grant. In its discretion and subject to any terms or conditions that it may establish, the Committee may grant the Participant’s Stock Award in the form of Restricted Stock, Restricted Stock Units, or a combination thereof. The Stock Award shall be a combined award under this Plan and the Fremont General Corporation 1997 Stock Plan or another stockholder-approved Company stock plan. Any fractional shares shall be paid in cash.

      4.10 Deferred Amounts. Notwithstanding anything in Sections 4.8 or 4.9 to the contrary, but subject to compliance with Section 162(m) and Section 4.3, the Committee may provide a Participant the opportunity to elect to defer the payment of any Cash Bonus under a nonqualified deferred compensation plan maintained by the Company. In the case of any deferred payment of a Cash Bonus after the attainment of the applicable Performance Target, any amount in excess of the amount otherwise payable shall be based on either Moody’s Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).

5.     General Provisions.

      5.1 Rights of Executives, Participants and Beneficiaries.

(a) No Right to Awards or Continued Employment. Neither the establishment of this Plan nor the provision for or payment of any amounts hereunder nor any action of the Company, the Board or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, an Award or any other benefit under the Plan. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Executive or Participant any right to continue in the employ of the Company, constitute any contract or agreement of employment, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment, with or without cause. Nothing in this Section 5.1(a), however, is intended to adversely affect any express independent right of such person under a separate employment contract.

(b) Plan Not Funded. Awards payable under this Plan shall be payable from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in

4

any specific asset of the Company by reason of any Award hereunder. Neither the provisions of this Plan (nor of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      5.2 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee in accordance with the provisions of Section 162(m), all Awards are non-transferable, and no benefit payable under this Plan shall be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. This Section 5.2 shall not apply to an assignment of a contingency or payment due (a) after the death of a Participant to the deceased Participant’s legal representative or Beneficiary or (b) after the disability of a Participant to the disabled Participant’s personal representative.

      5.3 Discretion of Company, Board and Committee. Any decision made or action taken by, or inaction of, the Company, the Board or the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan that is within its authority hereunder or applicable law shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or an Award made under this Plan).

      5.4 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of this Plan shall be determined in accordance with the laws of the State of California.

      5.5 Construction. It is the intent of the Company that this Plan, Awards, and Bonuses paid hereunder will qualify as performance-based compensation or will otherwise be exempt from deductibility limitations under Section 162(m). Any provision, application or interpretation of this Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded.

      5.6 Tax Withholding. Upon the payment of any Bonus, the Company shall have the right to deduct the amount of any taxes that the Company or any Subsidiary may be required to withhold with respect to such payment.

      5.7 Amendments, Suspension or Termination of Plan. The Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Notwithstanding the foregoing, no amendment may be effective without Board and/or stockholder approval if such approval is necessary to comply with the applicable rules of Section 162(m).

      5.8 Effective Date. This Plan is effective as of January 1, 2004, subject, however, to the approval of the Company’s stockholders prior to any payment of any Bonus hereunder.

      5.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

      5.10 Non-Exclusivity of Plan. Subject to compliance with Section 162(m), nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

5

CERTIFICATION

      The undersigned certifies that the foregoing constitutes a complete and correct copy of the Plan as adopted by the Company.

By:

Chairman of the Compensation Committee

6

EXHIBIT B

FREMONT GENERAL CORPORATION

EXECUTIVE OFFICER
LONG TERM INCENTIVE COMPENSATION PLAN

1.	Purpose.

      The purpose of the Fremont General Corporation Executive Officer Long Term Incentive Compensation Plan (the “Plan”) is to promote the success of Fremont General Corporation, a Nevada corporation, (“Fremont General”) by (i) compensating and rewarding participating executives with bonuses for the achievement of pre-established performance goals and (ii) motivating such executives by giving them opportunities to receive bonuses directly related to such performance. This Plan is intended to provide bonuses that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

2.	Definitions.

      “Award” means an award under this Plan of an opportunity to receive a Bonus if the applicable Performance Target is satisfied for the applicable Performance Period.

      “Base Salary” in respect of any Performance Period means the average of the annualized base salaries of a Participant from the Company and all affiliates of the Company in effect at end of each year during the Performance Period, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

      “Beneficiary” means the person or persons designated by the Participant to receive any Bonus that may become payable to the Participant following his or her death. If no such designation of any beneficiary has been made, the Beneficiary shall be the Participant’s spouse, or, if the Participant does not have a surviving spouse, the Participant’s estate.

      “Board” means the Board of Directors of Fremont General.

      “Bonus” means a combination of a cash payment under the Plan plus the grant of a Stock Award.

      “Business Criterion” means earnings before taxes as determined in accordance with generally accepted accounting principles and reported in Fremont General’s periodic reports to stockholders.

      “Cash Bonus” means the portion of a Bonus that is payable in cash.

      “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      “Committee” means the Compensation Committee of the Board.

      “Company” means Fremont General and its Subsidiaries.

      “Executive” means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may during the applicable Performance Period become) a “covered employee” for purposes of Section 162(m).

      “Fair Market Value” shall have the meaning set forth in the Fremont General Corporation 1997 Stock Plan or such other Company stock plan under which a Stock Award described in Section 4.9 is granted.

      “Participant” means an Executive selected to participate in the Plan by the Committee for the applicable Performance Period.

1

      “Performance Period” means a period of three consecutive calendar years. The first Performance Period shall begin on January 1, 2005 and end on December 31, 2007. Each subsequent Performance Period shall begin on the third anniversary of the immediately preceding Performance Period.

      “Performance Target” means the specific objective goal that is timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the Performance Period in respect of the Business Criterion.

      “Plan” means the Fremont General Corporation Executive Officer Long Term Incentive Compensation Plan, as amended from time to time.

      “Restricted Stock” has the meaning set forth in Section 2 of the Fremont General Corporation 1997 Stock Plan, as amended, and may, in the Committee’s discretion, include similar awards under another Company stock plan.

      “Restricted Stock Unit” has the meaning set forth in Section 2 of the Fremont General Corporation 1997 Stock Plan, as amended, and may, in the Committee’s discretion, include similar awards under another Company stock plan.

      “Section 162(m)” means Section 162(m) of the Code, and the regulation promulgated thereunder, all as amended from time to time.

      “Stock Award” means a grant of either Restricted Stock, Restricted Stock Units, or a combination of Restricted Stock and Restricted Stock Units pursuant to the Fremont General Corporation 1997 Stock Plan, as amended, or another Company stock plan, and Section 4.9 of this Plan.

      “Stock Bonus” means the portion of a Bonus that is payable as a Stock Award.

      “Subsidiary” means a corporation, partnership, limited liability company or other entity in which Fremont General owns, directly or indirectly, a majority of the outstanding voting stock or voting power.

      “Target Cash Bonus” means a Cash Bonus, expressed as a percentage of Base Salary, that will become payable to a Participant if the applicable Performance Target is met.

3.	Administration of the Plan.

      3.1 The Committee. This Plan shall be administered by the Committee, which shall consist solely of two or more members of the Board who are “outside directors” within the meaning of Section 162(m). Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

      3.2 Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have the sole authority to establish and administer the Performance Target and the responsibility of determining from among the Executives who will participate in and receive Awards under the Plan and the time or times at which and the form and manner in which Bonuses will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan in accordance with its terms. The Committee shall have the authority to construe and interpret this Plan and any agreements or other document relating to Awards under the Plan, may adopt rules and regulations relating to the administration of this Plan, and shall exercise all other duties and powers conferred on it by the Plan.

      3.3 Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee’s authority under other provisions of this Plan, but subject to any express limitations of this Plan and compliance with Section 162(m), the Committee shall have the authority to accelerate payment of a Bonus (after the attainment of the applicable Performance Target) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not the Performance Target), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a Bonus after the attainment of the applicable Performance Target, the amount payable shall be discounted to its present value using an interest rate equal to Moody’s Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)). Any deferred payment

2

shall be subject to Section 4.10. In addition, and notwithstanding anything in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an Award that payment or vesting shall be accelerated upon the death or disability of a Participant, a change in control of the Company, or upon termination of the Participant’s employment without cause or as a constructive termination, as and in the manner provided by the Committee, subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

4.	Bonus Provisions.

      4.1 Provision for Bonus. Each Participant may receive a Bonus if and only if the Performance Target established by the Committee for the Award, relative to the Business Criterion, is attained in the applicable Performance Period. Notwithstanding the fact that the Performance Target has been attained, the Committee may, in its sole discretion, decide to pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2, to pay only the Cash Bonus portion of a Bonus, to pay only the Stock Bonus portion of a Bonus or to pay no Bonus at all.

      4.2 Determination of Performance Target. The specific Performance Target with respect to an Award must be established by the Committee while the performance relating to the Performance Target remains substantially uncertain within the meaning of Section 162(m) and in no event more than 90 days after the commencement of the applicable Performance Period. At the time the Performance Target for an Award is selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, the method of computing the specific amount of the Target Cash Bonus and maximum amount of the Cash Bonus that will be payable to the Participant if the Performance Target is attained, subject to Sections 4.1, 4.3, 4.6, and 4.7. (As provided in Section 4.9, the Stock Bonus will be determined on the basis of the Cash Bonus and the Fair Market Value of the Company’s common stock.)

      4.3 Maximum Individual Bonus. Notwithstanding any other provision hereof, the maximum aggregate Bonus (counting both the Cash Bonus and the Fair Market Value on the date of grant of the number of shares of Company common stock in respect of which the Stock Award is granted) that may be paid pursuant to all Awards granted in any Performance Period to any one Executive is $4 million. The foregoing limit shall be subject to adjustments consistent with Section 3.3.

      4.4 Effective Mid-Performance Period Commencement of Service; Termination of Employment. To the extent compatible with Sections 4.2 and 5.5, if an individual’s services as an Executive commence after the Performance Target is established for a Performance Period, the Committee may establish the Performance Target, grant an Award and pay a Bonus to such Executive for a performance period equal to the period of time from the date such individual is selected to participate in the Plan to the end of the Performance Period; provided, however, that the Committee must establish such Performance Target while the performance relating to such Performance Target remains substantially uncertain within the meaning of Section 162(m) and in no event after 25% of such performance period has elapsed. The amount of any Bonus to such Executive shall not exceed that proportionate amount of the applicable maximum individual bonus under Section 4.3. In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Award or other written contract with the Company.

      4.5 Adjustments. To preserve the intended incentives and benefits of an Award, the Committee shall (a) adjust the Performance Target or other features of an Award to reflect any material change in corporate capitalization, any material corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing), or any complete or partial liquidation of the Company, (b) calculate the Performance Target without regard to any change in accounting policies or practices affecting the Company and/or the Business Criterion or the Performance Target, and (c) adjust the Performance Target, the Business Criterion or other features of an Award to reflect the effects of any special charges to the Company’s earnings, in each case only to the extent consistent with the requirements of Section 162(m) to qualify such Award as performance-based compensation. By express provision in an Award, the Committee may (x) provide that one or more of the adjustments in (a), (b) or (c) above will not

3

be made with respect to the Award, and/or (y) establish such other events or circumstances, consistent with Section 162(m), with respect to which the Committee will make appropriate adjustments to the Award.

      4.6 Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant’s Bonus shall be calculated (in accordance with Sections 4.1, 4.2 and 4.9) and whether all or any portion of the amount so calculated will be paid, subject in all cases to the terms, conditions and limits of this Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of an Award or for the payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of this Plan and may take into account such other factors as it deems appropriate in administering any aspect of this Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2, 4.3 or 4.9 of the Plan or pay a Bonus under this Plan if the applicable Performance Target has not been satisfied.

      4.7 Committee Certification. No Participant shall receive any payment under this Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of this Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in this Plan or the applicable Award were in fact satisfied.

      4.8 Time of Payment. Any Bonuses shall be paid as soon as practicable following the Committee’s determinations under this Section 4 and the certification of the Committee’s findings under Section 4.7.

      4.9 Manner of Payment. Payment of a Cash Bonus shall be made in the amount and manner determined by the Committee in accordance with this Section 4, but subject to withholding pursuant to Section 5.6. Payment of a Stock Bonus shall be in the form of a Stock Award with respect to the number of shares of the Company’s common stock having a Fair Market Value equal to the Cash Bonus on the date of grant. In its discretion and subject to any terms or conditions that it may establish, the Committee may grant the Participant’s Stock Award in the form of Restricted Stock, Restricted Stock Units, or a combination thereof. The Stock Award shall be a combined award under this Plan and the Fremont General Corporation 1997 Stock Plan or another stockholder-approved Company stock plan. Any fractional shares shall be paid in cash.

      4.10 Deferred Amounts. Notwithstanding anything in Sections 4.8 or 4.9 to the contrary, but subject to compliance with Section 162(m) and Section 4.3, the Committee may provide a Participant the opportunity to elect to defer the payment of any Cash Bonus under a nonqualified deferred compensation plan maintained by the Company. In the case of any deferred payment of a Cash Bonus after the attainment of the applicable Performance Target, any amount in excess of the amount otherwise payable shall be based on either Moody’s Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).

5.	General Provisions.

      5.1 Rights of Executives, Participants and Beneficiaries.

(a) No Right to Awards or Continued Employment. Neither the establishment of this Plan nor the provision for or payment of any amounts hereunder nor any action of the Company, the Board or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, an Award or any other benefit under the Plan. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Executive or Participant any right to continue in the employ of the Company, constitute any contract or agreement of employment, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment, with or without cause. Nothing in this Section 5.1(a), however, is

4

intended to adversely affect any express independent right of such person under a separate employment contract.

(b) Plan Not Funded. Awards payable under this Plan shall be payable from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset of the Company by reason of any Award hereunder. Neither the provisions of this Plan (nor of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      5.2 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee in accordance with the provisions of Section 162(m), all Awards are non-transferable, and no benefit payable under this Plan shall be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. This Section 5.2 shall not apply to an assignment of a contingency or payment due (a) after the death of a Participant to the deceased Participant’s legal representative or Beneficiary or (b) after the disability of a Participant to the disabled Participant’s personal representative.

      5.3 Discretion of Company, Board and Committee. Any decision made or action taken by, or inaction of, the Company, the Board or the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan that is within its authority hereunder or applicable law shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or an Award made under this Plan).

      5.4 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of this Plan shall be determined in accordance with the laws of the State of California.

      5.5 Construction. It is the intent of the Company that this Plan, Awards, and Bonuses paid hereunder will qualify as performance-based compensation or will otherwise be exempt from deductibility limitations under Section 162(m). Any provision, application or interpretation of this Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be disregarded.

      5.6 Tax Withholding. Upon the payment of any Bonus, the Company shall have the right to deduct the amount of any taxes that the Company or any Subsidiary may be required to withhold with respect to such payment.

      5.7 Amendments, Suspension or Termination of Plan. The Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Notwithstanding the foregoing, no amendment may be effective without Board and/or stockholder approval if such approval is necessary to comply with the applicable rules of Section 162(m).

      5.8 Effective Date. This Plan is effective January 1, 2005, subject, however, to the approval of the Company’s stockholders prior to any payment of any Bonus hereunder.

      5.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

      5.10 Non-Exclusivity of Plan. Subject to compliance with Section 162(m), nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority.

5

CERTIFICATION

      The undersigned certifies that the foregoing constitutes a complete and correct copy of the Plan as adopted by the Company.

By:

Chairman of the Compensation Committee

6

EXHIBIT C

FREMONT GENERAL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

      1.1     Establishment of SERP. FREMONT GENERAL CORPORATION (the “Company”) adopted the FREMONT GENERAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the “SERP”), effective April 4, 2001, for eligible employees of the Company and selected Affiliates. The Company hereby adopts this restatement of the SERP effective May 20, 2004. The SERP is intended to be exempt from the participation, vesting and funding provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA), and is intended to be maintained “primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.” It is also intended that the SERP be unfunded for tax purposes and for purposes of Title I of ERISA.

      1.2     Purpose of SERP. It is the purpose of the SERP to permit eligible employees to receive benefits that will compensate them for benefits lost as a result of limitations on benefits under the Company’s tax qualified retirement plans imposed by Sections 401(a)(17), 401(k)(3), 401(m)(2), 402(g), and 415 of the Code upon salary deferral contributions, matching contributions, and ESOP contributions.

      1.3     Application of SERP. The terms of the SERP are applicable to eligible employees employed by the Company on or after April 4, 2001, with respect to their Compensation and service on and after that date.

      1.4     Irrevocable Trust. The Company has established an irrevocable trust (the “Trust”) to set aside contributions by the Company to meet its obligations under the SERP. The Company shall make contributions to the Trust, which amount shall be held and invested by the trustee (the “Trustee”) in accordance with the terms of this Plan and the Trust agreement between the Company and the Trustee. Amounts allocated to the Trust and the earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company under the SERP with respect to each Participant for whom an Account has been established, and such utilization shall be in accordance with the procedures set forth in the SERP and under the terms of the Trust agreement.

      1.5     Share Limit. The maximum number of shares of Employer Stock that the Company may deliver under the SERP is 2 million shares. Notwithstanding anything herein to the contrary, Employer Stock delivered as a result of a Participant’s Deferral Election shall not count towards such share limit.

ARTICLE II

DEFINITIONS

      2.1     Definitions. Whenever used in the SERP, the following terms shall have the respective meanings set forth below, unless a different meaning is required by the context in which the word is used, and when the defined meaning is intended, the term is capitalized. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Investment Incentive Plan.

a) “Account” shall mean the Account or Accounts that the Administrative Committee shall maintain for a Participant under the SERP.

b) “Administrative Committee” shall mean the committee with authority to administer the SERP as provided under Paragraph 5.1.

c) “Affiliate” shall mean any corporation which is controlled by or under common control with the Company within the meaning of Section 414 of the Code.

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d) “Annual Bonus” shall mean the annual cash bonus, if any, payable to a Participant under the Company’s annual bonus program(s).

e) “Beneficiary” shall mean the beneficiary designated under the Investment Incentive Plan by the Participant to receive benefits in the event of the Participant’s death.

f) “Board of Directors” shall mean the Board of Directors of the Company.

g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

h) “Commissions” shall mean the commissions, if any, paid to a Participant above his or her base Salary.

i) “Compensation” shall mean all of a Participant’s Compensation (as defined in the Investment Incentive Plan or, with respect to Section 2.1(l), as defined in the ESOP), except as follows: First, the rules of Code Section 401(a)(17) shall not apply. Second, Compensation shall include Deferral Elections (but not ESOP Excess Contributions or any other contributions under the SERP). Third, Compensation shall not include compensation earned by a Participant prior to the date his employer becomes an Employer as defined herein.

j) “Deferral Election” shall mean an election to defer Compensation under an agreement described in Paragraph 3.2.

k) “Employer” shall mean the Company and any Affiliate that is designated by the Board of Directors and that approves adoption of the SERP by appropriate corporate action. As of June 1, 2004, the only Employers are Fremont General Corporation, Fremont Investment and Loan, and Fremont Life Insurance Company.

l) “Employer Stock” shall mean the common stock of Fremont General Corporation.

m) “ESOP” shall mean the FREMONT GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN, as amended from time to time, or any successor plan.

n) “ESOP Excess Contributions” shall mean Employer contributions to the SERP pursuant to Paragraph 4.1(c) that are intended to compensate Participants for benefits lost under the ESOP as a result of the application of Sections 415 and 401(a)(17) of the Code or by reason of exclusion of Deferral Elections made pursuant to Section 3.2 of the SERP from the definition of compensation under the ESOP. For each Participant, the ESOP Excess Contribution shall be based on the difference between (1) the hypothetical value (as a percentage of Compensation) of Employer Stock that would have been allocated under the ESOP to the accounts of that Participant if the ESOP were not limited by Section 415 or Section 401(a)(17) of the Code and the definition of Compensation hereunder were substituted for the ESOP’s definition of compensation, and (2) the value (as a percentage of Compensation) of Employer Stock allocated under the ESOP to the accounts of that Participant, reduced, however, by that portion of such difference allocated to a Participant’s account under the Fremont General Corporation Excess Benefit Plan.

o) “Executive” shall mean an officer or member of key management classified as Grade 18 or above employed by an Employer; provided such person is notified by the Company that he is eligible to participate in the Plan. Notwithstanding anything herein to the contrary, the Company, in its discretion, may permit other individuals to participate in this SERP; provided, however, such individuals must be part of a select group of management or highly compensated employees.

p) “Interim Contribution” shall mean the maximum deferral contribution percentage that each Participant will be permitted to make to the Investment Incentive Plan for a Plan Year as established by the plan committee of such plan.

q) “Investment Incentive Plan” shall mean the FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES INVESTMENT INCENTIVE (401k) PLAN, a profit sharing plan qualified under Sections 401(a) and 401(k) of the Code.

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r) “Long Term Bonus” shall mean the long term cash bonus, if any, payable to a Participant under the Company’s three-year bonus program(s).

s) “Participant” shall mean any Executive who meets the requirements set forth in Article 3 to participate in the SERP.

t) “Plan Year” shall mean the calendar year.

u) “Salary” shall mean the Participant’s Compensation, excluding any Commissions, Annual Bonus or Long Term Bonus.

      2.2  Gender and Name. Except when otherwise indicated by the context, any masculine terminology used herein shall also include the feminine, and the use of any term herein in the singular may also include the plural.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

      3.1  Eligibility. Any Executive who is eligible to participate in the Investment Incentive Plan and who, for a given Plan Year,

a) has base Salary equal to or greater than the amount defined in Section 414(q)(1)(B) of the Code, as adjusted; and

b) i) whose deferral contributions to the Investment Incentive Plan are limited due (A) to the dollar limitations under Sections 401(a)(17) and 402(g) of the Code, or (B) to the limitation on average deferral percentages under Section 401(k)(3) of the Code;

ii) whose matching contributions under the Investment Incentive Plan are limited due to the limitation on average contribution percentages under Section 401(m)(2) of the Code; or

iii) who is eligible to receive an ESOP Excess Contribution under the SERP;

shall become a Participant in the SERP effective as of the first day of the month in which the Executive satisfies the requirements of this Section 3.1. Notwithstanding the foregoing, if an Executive is eligible to make a Deferral Election but does not make such an election, then the Executive shall become a Participant in the SERP effective as of the day an ESOP Excess Contribution is made to the Executive’s Account.

      3.2  Deferral Elections.

a) Prior to the first day of each Plan Year, each Executive who satisfies the eligibility requirements of Paragraph 3.1 may execute a Deferral Election authorizing the Company to withhold a specified amount of the Participant’s Salary which would otherwise be paid during the next Plan Year.

b) Prior to June 30 of each Plan Year, each Executive who satisfies the eligibility requirements of Section 3.1 may execute a Deferral Election authorizing the Company to withhold a specified percentage of the Participant’s Annual Bonus which would otherwise be paid during the next Plan Year.

c) Prior to June 30 of the second Plan Year in a three-year cycle for a Long Term Bonus, each Executive who satisfies the eligibility requirements of Section 3.1 may execute a Deferral Election authorizing the Company to withhold a specified percentage of the Participant’s Long Term Bonus which would otherwise be paid during the Plan Year following the third year of the Long Term Bonus cycle.

d) Prior to the first day of each Plan Year, each Executive who (1) satisfies the eligibility requirements of Section 3.1 and (2) receives Commissions as part of his or her Compensation, may execute a Deferral Election authorizing the Company to withhold a specified percentage of the Participant’s Commissions which would otherwise be earned during the next Plan Year.

e) Subject to any restrictions imposed by the Administrative Committee, an Executive may elect to defer any percentage of his or her Salary, Annual Bonus, Long Term Bonus, or, if applicable,

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Commissions. Notwithstanding anything herein to the contrary, no Deferral Election (or combination of Deferral Elections) shall be effective to reduce the Compensation paid to an Executive for a calendar year to an amount that is less than the sum of: (i) the amount that the Company is required to withhold from such Executive’s Compensation for such calendar year for purposes of federal, state and local (if any) income tax and employment tax (including Federal Insurance Contributions Act (FICA) tax withholding); (ii) the amount that the Company is required to withhold from such Executive’s Compensation for such calendar year for contributions to any employee benefit plan (other than this SERP); and (iii) the amount, if any, that the Company is required to withhold from such Executive’s Compensation for such calendar year for purposes of any other legally required deductions including, but not limited to, deductions for support orders or garnishment.

f) Notwithstanding anything herein to the contrary, the Administrative Committee, in its absolute discretion and without formal amendment of this SERP, may revise the foregoing procedures for Deferral Elections, including without limitation, the timing for such elections and whether such elections are done separately or as one election for all of an Executive’s Compensation.

g) Subject to Section 4.1(a), Compensation deferrals made by a Participant under this Plan shall be held in the Trust.

      3.3  New Participants. Notwithstanding anything to the contrary in Section 3.2 above, as soon as practicable before an Executive initially becomes a Participant, but in no event later than the later of (i) the earlier of 30 days after becoming an Executive or the beginning of the first pay period for which the Participant’s Deferral Election will apply and (ii) with respect to the Annual Bonus and the Long Term Bonus, the date the election would be required under Section 3.2(b) or (c), as applicable, the Executive may execute (1) a Deferral Election authorizing the Company to withhold a specified amount of the Participant’s Salary which would otherwise be paid during such Plan Year; (2) a Deferral Election authorizing the Company to withhold a specified amount of the Participant’s Annual Bonus which would otherwise be paid to such Executive during the next Plan Year; and (3) a Deferral Election authorizing the Company to withhold a specified amount of the Participant’s Long Term Bonus which would otherwise be paid following the end of the current Long Term Bonus cycle. Subject to Paragraph 4.1(a), Compensation deferrals made by a Participant under this Plan shall be held in the Trust.

      3.4  Irrevocable Elections. A Deferral Election made with respect to a Plan Year shall be irrevocable for such Plan Year once made; provided, however, that such election shall cease to be in effect upon (a) termination of the Participant’s employment with the Employer, (b) the Participant’s death, or (c) a determination by the Administrative Committee (in its absolute discretion) that the Participant has suffered a significant hardship to justify permitting the revocation of his or her election for that Plan Year or (d) the Participant ceasing to be eligible under Section 3.1 above.

ARTICLE IV

BENEFITS

      4.1  Contributions.

a) The excess of each Participant’s Deferral Election contributions under Section 3.2 over the lesser of (i) the Interim Contribution, or (ii) the dollar limitation for that Plan Year under Section 402(g) of the Code, together with the matching contribution directly attributable to such excess Deferral Election contributions, shall be contributed by the Employer on a periodic basis in accordance with the Employer’s payroll practices to the Trust. In the event the plan committee of the Investment Incentive Plan notifies the Administrative Committee that additional Deferral Election contributions and matching contributions can be made to the Investment Incentive Plan for each Participant for a Plan Year, the Administrative Committee may direct the Trustee to transfer such amounts (but not the earnings attributable to such amounts) to the trustee of the Investment Incentive Plan within 10 days of such notification. Notwithstanding the foregoing, the Administrative Committee, in its discretion, may revise if

4

or how Deferral Elections are coordinated with the Investment Incentive Plan without formal amendment of this SERP.

b) Deferral Election contributions and matching contributions for Participants shall be contributed by the Employer on a periodic basis in accordance with the Employer’s payroll practices to the Trust.

c) ESOP Excess Contributions for Participants shall be contributed by the Employer to the Trust.

d) In addition to the crediting of contributions pursuant to subsections (a), (b) and (c) of this Paragraph 4.1, the Company may credit to the Participant’s Account any additional amounts that the Company has determined, for any reason, to credit to such Participant. Unless the Administrative Committee determines otherwise, any such additional amounts credited to a Participant’s Account shall be, at all times, one hundred percent vested and nonforfeitable and may be accounted for in a subaccount.

      4.2  Maintenance and Investment of Accounts.

a) The Employer shall establish and maintain, in the name of each Participant, a record keeping Account which shall reflect all amounts contributed to the SERP on behalf of each Participant. Such contributed amounts shall be invested by the Trustee as directed by the Administrative Committee in such investment funds as may be specified by the Administrative Committee. Matching contributions and ESOP Excess Contributions initially may be deemed invested in Employer Stock. Participants may select the investments in which their Accounts will be deemed to be invested, including Employer Stock, at such times and in such percentages as the Administrative Committee shall determine. The Administrative Committee may stop permitting Participants to select the investment in which their Accounts will be deemed invested at any time.

b) Each Participant has the status of general creditor of his participating Employer and the SERP constitutes a mere promise by that Employer (through the Trust) to pay benefits. As such, the individual Account of each Participant shall represent a liability, payable when due under the SERP, out of the general assets of that Employer, or from the assets of the Trust or of any other trust, custodial account or escrow arrangement which that Employer may establish to pay benefits under the SERP. The money and other assets in the Trust or Account or any other trust, custodial account, or escrow arrangement shall at all times remain the property of that Employer and will be subject to the claims of that Employer’s general creditors, and neither the SERP nor any Participant shall have any beneficial ownership interest in the assets thereof. No property or assets of any Employer shall be pledged, encumbered or otherwise subjected to a lien or security interest for payment of benefits hereunder. Accounting for the SERP shall be based on generally accepted accounting principles.

      4.3     Vesting and Forfeiture. Except as otherwise provided pursuant to Paragraph 4.1(d), all benefits under the SERP shall be contingent and forfeitable, and each Participant shall have a vested interest in any benefit under the SERP in accordance with the vesting provisions set forth in Paragraph 6.1 of the Investment Incentive Plan. A person who terminates employment with the Employer for any reason prior to becoming fully vested hereunder shall be entitled to receive his or her vested Account balance; the remainder shall be forfeited.

      4.4     Payment. The Trust shall pay every Participant who terminates employment his or her vested Account in a single-sum cash payment; provided, however, that the Participant will be given 30 days to elect to have any Employer Stock deemed held in his or her Account distributed in kind unless the Administrative Committee, in its discretion, eliminates or revises such election option; provided further, if the Administrative Committee determines that such a distribution of Employer Stock will cause the SERP to exceed the maximum share limit described in Section 1.5, the Participant will receive such distribution in cash rather than in kind. At the end of the regular pay period next following the earlier of the terminating Participant’s election or expiration of the election period described in the previous sentence, the Employer shall submit distribution requests to the Trustee or custodian of the Account. If practical, the Participant’s vested Account will be terminated within five (5) business days of receipt of the distribution request. The Participant’s final benefit shall be established at the time his or her vested Account is terminated within this five (5) business day period without regard to any prior valuation(s). The Participant shall receive his or her final benefit

5

distribution as soon thereafter as is administratively feasible, subject to applicable tax withholding. Notwithstanding the foregoing, the Administrative Committee may delay any distribution of Employer Stock to a Participant for six months or for such other period of time if it determines such distribution would cause such Participant to incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

      4.5     Death. The Trust shall pay the Account of a Participant who dies while employed by the Employer in a single-sum cash payment (provided, however, that Employer Stock may, in the discretion of the Administrative Committee, be distributed in kind) to the Participant’s Beneficiary as soon as administratively feasible following the death of the Participant. If a Participant dies after termination of employment and prior to payment, then his or her surviving Beneficiary shall be paid the amount in the Participant’s Account in a single-sum payment; provided, however, that Employer Stock may, in the discretion of the Administrative Committee, be distributed in kind. Distributions under this paragraph shall be made in accordance with the provisions outlined in Paragraph 4.4 above.

      4.6     Voting of Employer Stock. The Trustee shall vote Employer Stock as directed by the Administrative Committee. The Administrative Committee may, in its discretion, permit Participants to request that the Administrative Committee vote proxies for Employer Stock in which their accounts are deemed to be invested at such times as the Administrative Committee shall determine. The Administrative Committee need not vote proxies as requested by the Participants.

ARTICLE V

ADMINISTRATION

      5.1     Administrative Committee. The SERP shall be administered by the Administrative Committee, whose members shall be the same persons who are the plan committee of the Investment Incentive Plan. Subject to the Board of Directors, the Administrative Committee is authorized and given full and complete discretion to interpret and construe the SERP, to make factual determinations, to prescribe, amend, and rescind rules and regulations relating to the SERP, and to make all other determinations necessary for its administration, including but not limited to calculating amounts allocable to Participants, maintaining and adjusting accounts, and delegating responsibility for performance of administrative functions of the SERP to such officers of the Employer, including Participants, as the Administrative Committee shall in its discretion deem appropriate. The interpretation and construction, as well as any factual determinations, by the Administrative Committee of any provisions of the SERP shall be final unless otherwise determined by the Board of Directors.

      5.2     Notice of Address. Any payment to a Participant or Beneficiary, at the last known post office address submitted to the Employer, shall constitute a complete acquittance and discharge of the Employer and any director or officer with respect thereto. Neither the Employer nor any director or officer shall have any duty or obligation to search for or ascertain the whereabouts of any Participant or his or her Beneficiary.

      5.3     Records. The records of the Administrative Committee with respect to the SERP shall be conclusive on all Participants, all Beneficiaries, and all other persons whomsoever.

      5.4     Claims Procedures. The claims procedures set forth in the Investment Incentive Plan are hereby incorporated by reference.

ARTICLE VI

AMENDMENT AND TERMINATION

      6.1     Amendment and Termination. The Company reserves the right to amend, modify, or terminate the SERP at any time by action of its Board of Directors, provided that no amendment shall reduce the amount credited to a Participant’s Account. The Administrative Committee in its discretion may amend the SERP if it finds that such amendment does not significantly increase or decrease benefits or costs.

6

Additionally, if the Board determines that applicable law requires a change to the SERP to preserve the intended tax benefits to the Participants and the Company, the Board may implement any such changes without amending the SERP.

      6.2     Reorganization of Employer. In the event of a merger or consolidation of the Employer, or the transfer of substantially all of the assets of the Employer to another corporation, such continuing, resulting or transferee corporation shall have the right to continue and carry on the SERP and to assume all liabilities of the Employer hereunder without obtaining the consent of any Participant or Beneficiary. If such successor shall assume the liabilities of the Employer hereunder, then the Employer shall be relieved of all such liability, and no Participant or Beneficiary shall have the right to assert any claim against the Employer for benefits under or in connection with the SERP.

      6.3     Protected Benefits. If the SERP is terminated or amended so as to prevent further earnings adjustments, or if liabilities accrued hereunder up to the date of an event specified in paragraph 6.2 are not assumed by the successor to the Employer, then the dollar amount credited to the Account of each Participant, or Beneficiary (whether or not vested) shall be paid to such Participant or Beneficiary in such manner and on such date as determined by the Board of Directors or the Administrative Committee, but no later than the last day of the second month following the month in which the amendment or termination occurs.

ARTICLE VII

GENERAL PROVISIONS

      7.1     Nonassignability. Benefits under the SERP are not in any way subject to the debts or other obligations of the persons entitled thereto and may not voluntarily or involuntarily be sold, transferred, assigned, pledged, alienated, garnished, anticipated, or encumbered. Any voluntary attempt to do any of the foregoing under the SERP shall operate to cancel the benefit or the balance of a Participant’s Account as of the date of such attempt and to relieve the Employer from any future liability to pay or distribute any benefit with respect to such canceled amount.

      7.2     Employment Rights. The establishment of the SERP shall not be construed as conferring any legal rights upon any Participant or any other person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any person or treat him or her without regard to the effect which such treatment might have upon him or her under the SERP.

      7.3     Illegality of Particular Provisions. If any particular provision of the SERP is unenforceable, such provision shall not affect any other provision, but the SERP shall be construed in all respects as if such invalid provision were omitted.

      7.4     Applicable Laws. The SERP shall be governed by and construed according to the laws of the State of California, except as preempted by federal law.

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      IN WITNESS WHEREOF, Fremont General Corporation has caused this instrument to be executed by its duly authorized officers, effective, except as otherwise specifically provided, as of May 20, 2004.

FREMONT GENERAL CORPORATION,
a Nevada corporation

By:	______________________________________ Raymond G. Meyers Senior Vice President

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APPENDIX A

FREMONT GENERAL CORPORATION

AUDIT COMMITTEE CHARTER

      The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of Fremont General Corporation, a Nevada corporation (“the Company”), (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.

      The Audit Committee shall consist of three or more directors and all members of the Audit Committee will be directors who meet the knowledge and independence requirements of applicable law and The New York Stock Exchange in effect from time to time. The members of the Audit Committee shall be appointed by the Board of Directors. At least one member of the Audit Committee will qualify as an “audit committee financial expert” as defined in the Instructions to Item 401 of Regulation S-K of the Securities and Exchange Commission and any applicable New York Stock Exchange rules. The “audit committee financial expert” determination will be made by the Company’s Board of Directors.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Be solely responsible for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and, where appropriate, the termination and replacement of such firm. The independent auditor shall report its findings to and be ultimately accountable to the Audit Committee.

3. Pre-approve all auditing services and non-auditing services to be performed by the independent auditor. Such pre-approval can be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, on an individual basis or pursuant to policies and procedures established by the Audit Committee in accordance with Section 2-01 of Regulation S-X of the Securities and Exchange Commission. The pre-approval of non-auditing services can be delegated by the Audit Committee to one or more of its members but the decision must be reported to the full Audit Committee at the next regularly scheduled meeting.

4. Review and evaluate the lead partner of the independent auditor and ensure that audit partners of the independent auditor rotate as required by Section 2-01 of Regulation S-X of the Securities and Exchange Commission.

5. Set hiring policies for employees and former employees of the independent auditor.

6. Review the annual audited financial statements (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K) with management and the independent auditor, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

7. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments, if any, made in connection with the preparation of the Company’s financial statements.

8. Review with management and the independent auditor the Company’s quarterly financial statements prior to the release of quarterly earnings and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q.

9. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

10. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

11. Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, take appropriate action to insure the independence of the auditor.

12. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

13. Review the appointment and replacement of senior internal auditing executives.

14. Review the significant reports to management prepared by the internal auditing department and management’s responses.

15. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

16. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

17. Obtain reports from management, the Company’s senior internal auditing executives and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct and Ethics.

18. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

19. Discuss with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but were not made.

20. Discuss periodically with management, internal auditors and the independent auditor the Company’s policies with respect to risk assessment and risk management.

21. Review with management, internal auditors and the independent auditor the adequacy and effectiveness of the Company’s accounting and financial controls and the effect of any regulatory or accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

22. Obtain a report or reports from the independent auditor regarding all critical accounting policies and practices used by the Company, all alternative treatments of financial information within GAAP that have been discussed with management (including the ramifications of the use of such treatments and the treatments preferred by the independent auditors), and other material written communications between the independent auditor and management.

23. Obtain a report from the independent auditor at least annually regarding the independent auditor’s internal quality control procedures and addressing the issues required by the rules of The New York Stock Exchange.

24. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding accounting and auditing matters.

25. Discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

26. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

(a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b) Any changes required in the planned scope of the audit.

(c) The audit staff’s responsibilities, budget and staffing.

(d) Any material communications between the audit team and the independent auditor’s national office regarding auditing or accounting issues the engagement presents.

27. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

28. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct and Ethics.

29. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

30. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

31. Annually evaluate the performance of the Audit Committee.

      The Audit Committee will meet with such frequency, and at such times as its Chairperson, or a majority of the Audit Committee, determines. A special meeting of the Audit Committee may be called by the Chairperson and will be called promptly upon the request of two Audit Committee members. The agenda for each meeting will be approved by the Chairperson and circulated to each member prior to the meeting. Unless the Audit Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of Board committees will govern meetings of the Audit Committee. The Audit Committee has the power to appoint subcommittees.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

*****

      This Audit Committee Charter has been adopted by the Board of Directors of Fremont General Corporation on March 10, 2004. This Charter replaces and supercedes any Audit Committee Charter previously adopted by the Board of Directors.

**

APPENDIX B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS
OF FREMONT GENERAL CORPORATION

      1.     Purpose. The purpose of the Compensation Committee (the “Committee”) is to discharge the responsibilities of the Board of Directors (the “Board”) of Fremont General Corporation (the “Company”) relating to compensation of the Company’s executives and directors, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations, and to take such other actions within the scope of this Charter as the Committee deems necessary or appropriate.

      The Company’s compensation policies should be designed to allow the Company to recruit and retain superior talent and create a significant direct relationship between pay and benefit levels and performance. Compensation payable to the Company’s executives should provide overall competitive pay and benefit levels, create proper incentives to enhance the value of the Company, and reward superior performance.

      2.     Membership. The Committee will be comprised of two or more directors. All members of the Committee will be independent directors (as determined by the Board) under the independence requirements of the New York Stock Exchange and who qualify as non-employee directors under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “34 Act”), and outside directors under Internal Revenue Code Section 162(m) and applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board. The Chairperson of the Committee will be appointed by the Board.

      3.     Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law and the Corporation’s Restated Articles of Incorporation and Bylaws:

(a) Compensation Policies. Review, evaluate and make recommendations to the full Board with respect to management’s proposals regarding the Company’s overall compensation policies.

(b) Chief Executive Officer (“CEO”) Compensation and Goals. Review and approve goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level (including, but not limited to, salary, long and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans and change in control or other severance plans, as the Committee deems appropriate) based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years.

(c) Executive Officers. Consider and approve the selection, retention and remuneration arrangements for other executive officers and establish, review and approve compensation plans in which any executive officer is eligible to participate. Such remuneration arrangements can include long and short-term incentive plans, retirement plans, deferred compensation plans or equity award plans or change in control or other severance plans, as the Committee deems appropriate. Notwithstanding the foregoing, any awards and contractual arrangements for the top five executive officers (including the CEO) that are intended to be exempt under Internal Revenue Code Section 162(m) will be made by the Committee.

(d) Other Senior Officers and Employees. Receive and evaluate performance target goals for the senior officers and employees (other than executive officers) and review periodic reports from the CEO as to the performance and compensation of such senior officers and employees.

(e) Incentive Compensation Plans. Make recommendations to the Board with respect to the Company’s incentive-compensation plans and equity-based compensation plans. Notwithstanding the foregoing, the Committee shall grant stock options and performance based awards designed to be exempt under Internal Revenue Code Section 162(m).

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(f) Overall Review of other Plans. Except as otherwise determined by the Board, review the other compensation plans of the Company in light of Company and plan objectives, needs, and current benefit levels, approve any amendments.

(g) Board. Recommend to the Board of Directors the compensation for the Board and committee members.

(h) Annual Report. Produce an annual report on executive compensation for inclusion in the Company’s proxy statement.

(i) Review and Publication of Charter. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. Publish the Charter as required by the rules and regulations of applicable law and as otherwise deemed advisable by the Committee.

(j) Annual Review. Annually review the Committee’s own performance.

(k) Other Actions. Take such other actions as may be requested or required by the Board from time to time.

      4.     Meetings. The Committee will meet with such frequency, and at such times as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be approved by the Chairperson and circulated to each member prior to the meeting. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of Board committees will govern meetings of the Committee.

      5.     Minutes. Minutes of each meeting will be kept with the regular corporate records.

      6.     Subcommittees. The Committee has the power to appoint subcommittees.

      7.     Reliance; Experts; Cooperation.

7.1 Retention of Independent Counsel and Advisors. The Committee has the power, in its discretion, to retain at the Company’s expense such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out its duties.

(a) Compensation Consultant. The Board delegates to the Committee the express authority to decide whether to retain a compensation consultant to assist in the evaluation of compensation pursuant to this Charter. If the Committee decides in its discretion to retain such a firm, the Board delegates to the Committee the sole authority to retain and terminate any such firm and to approve the firm’s fees and other retention terms.

7.2 Reliance Permitted. In carrying out its duties, the Committee may act in reliance on management, the independent public accountants, internal auditors, and outside advisors and experts, as it deems necessary or appropriate.

7.3 Investigations. The Committee has the authority to conduct any investigation it deems necessary or appropriate to fulfilling its duties.

      8.     The Compensation Committee shall make regular reports to the Board of Directors.

*****

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APPENDIX C

CHARTER OF THE GOVERNANCE AND

NOMINATING COMMITTEE OF THE
BOARD OF DIRECTORS OF
FREMONT GENERAL CORPORATION

Purpose of Committee

      The purpose of the Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Fremont General Corporation (the “Company”) is to identify individuals qualified to become members of the Board and recommend individuals to the Board for nomination as members of the Board and its committees, to develop and recommend to the Board a set of corporate governance principles applicable to the Company and oversee an evaluation process of the Board and management. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

      The Committee shall consist solely of three or more members of the Board, each of whom, in the business judgment of the Board, shall satisfy the applicable independence requirements of The New York Stock Exchange and any other applicable regulatory requirements.

      The members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be nominated by the Committee as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

      The Board shall designate one member of the Committee as its chairperson. The committee shall meet in person or telephonically at least twice a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson.

Committee Duties and Responsibilities

      The following are the duties and responsibilities of the Committee:

1. To make recommendations to the Board from time to time as to changes to the size of the Board that the Committee believes to be desirable.

2. To develop and review the criteria for selecting new directors, including standards of director independence.

3. To identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management or stockholders, but is not required to do so.

4. To identify Board members qualified to fill vacancies on any committee of the Board and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate,

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including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

5. To review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

6. To evaluate the nature, structure and operations of other Board committees.

7. To take such steps as the Committee deems necessary or appropriate with respect to the oversight of the evaluation of the Board, each Board committee and management.

8. Develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to review those principles at least once a year and recommend changes to the Board.

9. Prepare and issue the evaluation required under “Performance Evaluation” below.

10. Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Performance Evaluation

      The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form or an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties in a responsible manner, including the authority to retain counsel and other experts or consultants. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms.

*****

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APPENDIX D

FREMONT GENERAL CORPORATION

GUIDELINES ON SIGNIFICANT GOVERNANCE ISSUES

      Mission of the Board of Directors. The responsibility of the Company’s Board of Directors (the “Board”) is to review and regularly monitor the effectiveness of the Company’s fundamental operating, financial and other business plans, policies and decisions, including the execution of its strategies and objectives. The Board will seek to enhance stockholder value over the long term.

      The Board believes that its objectives will be best served by following the fundamental corporate governance principles described in this document and the charters of its various committees. Collectively, these principles demonstrate the Board’s accountability and its desire that the Company achieve superior business results.

      In fulfilling its obligations, the Board will consider legal, public policy and ethical standards, the interests of its stockholders and, as appropriate, the interest of its debt-holders, customers, employees, suppliers and the communities in which the Company operates.

      These guidelines are not intended to change or interpret any law or regulation, or the Certificate of Incorporation or Bylaws of the Company.

1.     Structure of the Board

      1.1 Size. Our Board presently has six members. This size is satisfactory under current circumstances, but will be adjusted upward or downward to reflect the changing needs of the Company.

      The Board believes that it should generally consist of no fewer than five and no more than seven directors. This range permits diversity of experience without hindering the effective discussion or diminishing individual accountability.

      1.2 Mix of Inside and Independent Directors. A majority of the Board should be composed of independent directors.

1.2.1 Independent Director Defined. An “independent director” means a person who fully complies with applicable legal and stock exchange requirements for serving as such, as determined by the Board. Each director’s status under this definition should be reviewed annually by the Governance and Nominating Committee. Each director should keep the Governance and Nominating Committee fully and promptly informed as to any developments that might affect the director’s independence.

1.2.2 Management Directors. The Company’s Chief Executive Officer should be a director. Other members of management are considered for Board membership at the Board’s discretion.

      1.3 Board Membership Criteria. The Governance and Nominating Committee is responsible for recommending to the Board the types of skills and characteristics required of Board members, based on the needs of the Company from time to time. This assessment should include issues of relevant experience, intelligence, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence, diversity, age, understanding of the Company’s business, and other factors deemed relevant. The Governance and Nominating Committee should confer with the full Board as to the criteria it intends to apply before a search for a new director is commenced.

      1.4 New Director Candidates. The Board will nominate new directors only from candidates screened and approved by the Governance and Nominating Committee. Nomination of new directors will require approval by the full Board.

      1.5 Orientation. When a new director joins the Board, management will provide an orientation program to enable the new director promptly to gain an understanding of the operations and the financial condition of the Company.

      1.6 Directors Who Materially Change Their Job Responsibility. Individual directors who change the job responsibility that they held when they were elected to the Board (or in the case of current directors, that they presently hold) should offer to submit a letter of resignation to the Board. The Board shall accept such resignation unless the Governance and Nominating Committee determines that it continues to be appropriate for such director to remain on the Company’s Board. It is not the belief of the Board that in every instance directors who retire or change their job positions should necessarily leave the Board.

      1.7 Term of Board Service. All directors will stand for election every year. Term limits for Board membership are not necessary, however no director should have an expectation of permanent membership.

      1.8 Retirement Age; Former CEOs. No director will be nominated for reelection or reappointment to the Board after reaching 70 years of age, unless the Governance and Nominating Committee concludes that such person’s continued service as a director is in the Company’s best interest.

      1.9 Board Compensation. Management should report periodically to the Compensation Committee about the status of Board compensation in relation to compensation paid by other comparable companies. Director fees and benefits should be based on market practices for comparable companies. A portion of each director’s compensation should be in the form of Company equity. Changes in Board compensation, if any, should come at the suggestion of the Compensation Committee.

      1.10 Lead Director Concept. The Board does not believe that there is presently a need to formally adopt a “lead director” structure where one director would be selected to serve as an interface between the Chief Executive Officer and the full Board. Various parts of that role may, however, be undertaken from time to time by one or more directors on an informal basis.

      1.11 Other Directorships. Independent directors are encouraged to limit the number of other boards on which they serve, taking into account potential Board attendance and participation and effectiveness on the Boards. Independent directors should also advise the Chairperson of the Board and the Chairperson of the Governance and Nominating Committee in advance of accepting an invitation to serve on another board of a public company. No director should serve on the Audit Committee of more than two other public companies. Executive officers may serve on up to two boards of other companies with the approval of the Chief Executive Officer.

2.     Board Procedural Matters

      2.1 Selection of Chairperson and Chief Executive Officer. The Board does not have a fixed policy as to whether the role of the Chief Executive Officer and Chairperson should be separate. The Board should be free to make these choices in any manner that it deems best for the Company at a given point in time.

      2.2 Board Meetings.

2.2.1 Agenda. An agenda will be established and distributed in advance for each Board meeting. Any director is free to suggest potential items for the agenda.

2.2.2 Frequency of Meetings. The Board expects to have at least four regularly scheduled meetings each year. In addition, special meetings may be called from time to time as determined by the needs of the business. At least annually, the Board will devote an extended meeting to a review of the Company’s long term strategic and business plans.

2.2.3 Executive Sessions of Independent Directors. The independent directors will meet in Executive Session at all regularly scheduled Board meetings, and otherwise as needed. Such sessions will be chaired by, in rotation, the Chairpersons of the Governance and Nominating Committee, the Audit Committee and the Compensation Committee, who will also establish an agenda for such meetings.

2.2.4 Governance Decisions. On matters of corporate governance, the Board assumes that decisions will be made with the approval of a majority of the independent directors.

2.2.5 Attendance of Non-Directors at Board Meetings. Attendance of any non-director at any Board meeting is subject to the discretion of the Board. Subject to that, the Board encourages management to bring officers and managers into Board meetings from time to time, when such managers can provide additional insight into the matters being discussed and/ or have potential as future members of senior management. If the Chief Executive Officer wishes to add additional personnel as attendees at Board meetings on a regular basis, Board approval should be sought.

2.2.6 Conduct of Meetings. The Chairperson should conduct Board meetings on the assumption that each Director has carefully reviewed all Board materials, and fairly facilitate open, candid, and respectful discussions. The focus at Board meetings should be strategic and on “big picture” items.

2.2.7 Conflicts of Interest. Board members are required to disclose to the Board (or the Audit Committee) any financial interest or personal interest that he or she has in any contract or transaction that is being considered by the Board (or Audit Committee) for approval. After such disclosure and responding to any questions the Board may have, the interested director should abstain from voting on the matter and in most cases, should (and at the request of the Chairperson of the meeting will), leave the meeting while the remaining directors discuss and vote on such matter.

      2.3 Information Provided to the Board; Communications.

2.3.1 Pre-Meeting. Information that is important to the matters that will be discussed at Board meetings should be distributed at least four days in advance of the meeting, if possible, so that Board meeting time can be conserved for substantive discussion.

2.3.2 Between Meetings. The Chief Executive Officer should continue to advise the Board candidly of any significant developments between meetings, through a suitable method of communication.

2.3.3 Communications. Candid, regular discussion between the directors and the Chief Executive Officer, and among directors, is encouraged.

      2.4 Counsel and Advisors. The Board and each of its Committees may retain outside legal counsel and other advisors at their discretion and at the expense of the Company.

      2.5 Expectations of Directors.

2.5.1 Attendance; Availability. Each director should make every reasonable effort to attend each meeting of the Board and any Committee of which the director is a member, and to be reasonably available to management and the other directors for consultation between meetings. In particular, directors should attend sufficient meetings to avoid falling below the attendance level that would require disclosure in the Company’s annual proxy statement. A director whose participation falls below that threshold for two years will be subject to review by the Governance and Nominating Committee for continued membership on the Board.

2.5.2 Review of Materials. Directors should review carefully information distributed to them prior to Board and Committee meetings. If directors have questions either about the materials distributed or Company operations generally that are not likely to be of general interest or relevance to the entire Board, those issues should be discussed by the director with Management between Board meetings.

2.5.3 Corporate Opportunities. Directors shall make business opportunities relating to the Company’s business available to the Company before pursuing the opportunity for the director’s own or another’s account.

2.5.4 Stock Ownership. Directors should be stockholders and have a financial stake in the Company. While the Board does not believe it appropriate to specify the level of share ownership for individual directors, each director should develop a meaningful ownership position in the Company over time.

2.5.5 Education. Each director is expected to take steps reasonably necessary to be adequately informed about the Company and external matters affecting it and to enable the director to function effectively on the Board and Committees on which the director serves.

      2.6 Board Evaluations; Assessing the Board’s Performance. The Board shall be responsible for annually conducting a self-evaluation. The Governance and Nominating Committee shall be responsible for establishing the evaluation criteria and implementing the process for such evaluation. There should be regular, candid discussions between the Chief Executive Officer and the directors, individually and/ or as a group, about how best to maximize each director’s contribution to the Board. The Chairperson of the Governance and Nominating Committee and the Chief Executive Officer should periodically discuss the Board’s performance and the contributions made by directors, with a view to making full and productive use of directors’ talents and improving the performance of the Board. This discussion should be about the Board’s contribution as a whole and specifically reference areas in which the Board and/ or management believes a better contribution could be made. The purpose of these discussions is to increase the overall effectiveness of the Board, not to target individual directors. If it appears, however, to the Chairperson of the Nominating and Governance Committee and the Chief Executive Officer that a particular director’s contribution to the Board is not consistent with the Company’s needs at the time, or the director is disruptive to the smooth functioning of the Board as a whole, they should feel free to hold appropriate discussions with that director and make recommendations to the Nominating and Governance Committee or to the Board as whole, as appropriate.

3.     Committee Matters

      3.1 Number, Titles and Charters of Committees. The current standing Board Committees are (a) Audit, (b) Compensation, (c) Executive, (d) Financial and Investment, and (e) Governance and Nominating. This structure meets the Company’s present needs. Each Committee should review its charter and activities annually, with the assistance of inside or outside counsel and advisers, as appropriate, to make certain that they are consistent with then-current sound governance practices and legal requirements.

      3.2 Independence of Committees. All members of the Audit, Compensation and Governance and Nominating Committees will be independent directors.

      3.3 Assignment and Rotation of Committee Members. The Governance and Nominating Committee is responsible, after consultation with the Chief Executive Officer and consideration of the desires of individual directors, for recommending the assignment of directors to various Committees. Committee members are appointed by the Board. Each independent director is expected to serve at all times on at least one, and preferably two, Committees. Consideration will be given to rotating Committee assignments periodically, but rotation should not be mandated as there may be reasons, at a given point in time, to maintain an individual director’s Committee membership.

      3.4 Chairman of Committees. All standing Board Committees other than the Executive and the Financial and Investment Committees shall be chaired by independent directors. Each Committee Chairperson should normally have had previous service on the applicable Committees. Committee Chairpersons are appointed by the Board.

      3.5 Frequency and Length of Committee Meetings. Each Committee Chairman, in consultation with Committee members, will determine the frequency and length of each Committee’s meetings.

      3.6 Committee Agenda. Each Committee Chairman, in consultation with the appropriate members of the Committee and management, will develop the Committee’s agenda. Each Committee will issue annually a schedule of proposed meeting dates and agenda items for the upcoming year (to the degree these items can be foreseen). These agendas will be shared with the Board.

      3.7 Attendance at Committee Meetings. Attendance of other non-Committee persons at Committee meetings will be at the pleasure of the Committee. Committee Meetings shall be open to any member of the Board who wishes to attend, unless the subject matter of the meeting involves the particular director or the Committee determines otherwise. Committees should regularly have opportunities to meet in executive session.

      3.8 Minutes and Reports. Minutes of each Committee meeting or action will be kept and distributed to the Board. Each Committee will report regularly to the Board on substantive matters considered by the Committee.

      3.9 Term of Committee Service. Formal term limits for Committee membership are not necessary, however no Committee member should have an expectation of permanent membership.

4.     Management Development Matters; Succession Planning

      4.1 Evaluation and Compensation of the Chief Executive Officer. The Compensation Committee should develop with the Chief Executive Officer and discuss with the Board appropriate criteria upon which the Chief Executive Officer’s compensation and performance will be evaluated annually. The non-employee directors should annually meet in executive session to receive and discuss the Compensation Committee’s recommendations as to the Chief Executive Officer’s compensation and performance.

      4.2 Succession Planning and Management Development. There should be an annual report to the Board by the Chief Executive Officer on succession planning and management development, both short term and long term. The Compensation Committee should monitor issues associated with Chief Executive Officer succession and management development, and regularly report to the Board on them. This should include issues associated with preparedness for the possibility of an emergency situation involving senior management, the long-term growth and development of the senior management team, and identifying the Chief Executive Officer’s successor.

5.     Other Matters

      5.1 Policy Against Company Loans. Neither the Company nor any of its subsidiaries shall provide loans, loan guarantees, or otherwise directly or indirectly extend credit to any executive officer of the Company, or any director of the Company. Payment or reimbursement for expenses, cashless exercises of stock options, and 401(k) loans in an executive officer’s personal benefit plan account will not be deemed violation of the foregoing policy.

      5.2 Board Access to Management. Directors have complete access to management. Directors will use judgment to be sure that such contacts are not distracting to the business operations of the Company and that, in general, the Chief Executive Officer is made aware of such contacts.

      5.3 Board Interaction With Third Parties. Management should coordinate all contacts with outside constituencies, such as the press, customers, investors, analysts or the financial community. If an individual director intends to meet or otherwise substantively communicate with these constituencies about Company matters, this should generally be done only after consulting with the Chief Executive Officer.

      5.4 Insurance, Indemnification and Limitation of Liability. The directors shall be entitled to have the Company purchase directors’ and officers’ liability insurance on their behalf as is reasonable under the circumstances, to the benefits of indemnification to the fullest extent permitted by law and the Company’s Certificate of Incorporation or Bylaws and any indemnification agreements, and to exculpation as provided by law and the Company’s Certificate of Incorporation.

      5.5 Amendments of Guidelines. The Governance and Nominating Committee will review these Guidelines at least annually to ensure that they remain suitable for the needs of the Company. The Governance and Nominating Committee will recommend needed changes to the Board.

      Each of us, as a member of the Board of Directors of Fremont General Corporation, agrees to support these Guidelines on Significant Governance Issues.

James A. McIntyre	Robert F. Lewis

Louis J. Rampino	Thomas W. Hayes

Wayne R. Bailey	Dickinson C. Ross

APPENDIX E

FREMONT GENERAL CORPORATION

CODE OF ETHICS

FOR SENIOR FINANCIAL OFFICERS

      This Code of Ethics for Senior Financial Officers has been adopted by the Board of Directors (the ‘Board‘) of Fremont General Corporation (the ‘Company‘). The honesty, integrity, sound judgment and professional and ethical conduct of our Senior Financial Officers is fundamental to the reputation, functioning and success of the Company.

      Accordingly, the Board has adopted this Code of Ethics as a set of guidelines pursuant to which our Senior Financial Officers should perform their duties. For the purposes of this Code, Senior Financial Officers mean the Chief Executive Officer, President, Chief Financial Officer, the Treasurer and any other person who acts as a senior financial officer. The specific executives who are subject to this Code from time to time will be designated by, and informed of such designation, by the Board.

      In carrying out their duties, each Senior Financial Officer must:

•	Act with honesty and integrity, including the ethical handling of any actual or apparent conflicts of interest between his or her personal and professional relationships;

•	Promote full, fair, accurate, timely and understandable disclosure in the reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

•	Encourage and reward professional integrity in all aspects of our financial organization and eliminate barriers to responsible behavior, such as coercion, fear of reprisal or alienation from the financial organization of the Company;

•	Provide for the education of all members of the finance organization about federal, state and local laws, rules and regulations relevant to the performance of their duties;

•	Comply and take all reasonable actions to cause the Company to comply with applicable governmental laws, rules and regulations;

•	Promptly report violations of this Code, including any violations of governmental laws, rules or regulations to the Audit Committee; and

•	Promote ethical and honest behavior in the workplace.

      Any request for a waiver of any provision of this Code must be in writing and addressed to the Audit Committee, which shall have the sole and absolute discretionary authority to approve any such waiver. Any waiver and the grounds for such waiver for a Senior Financial Officer shall be promptly disclosed through a filing on Form 8-K or by any other means approved by the Securities and Exchange Commission.

      This Code is a statement of certain fundamental principles, policies and guidelines that govern the Company’s Senior Financial Officers in the conduct of the Company’s business. It is not intended to and does not create any rights in any employee, customer, supplier, competitor, stockholder or any other person or entity.

E-1

ACKNOWLEDGEMENT FORM

      I have received and read the Code of Ethics for Senior Financial Officers, and I understand its contents. I agree to comply fully with the standards contained in this Code of Ethics. I understand that I have an obligation to report to the Audit Committee any violations of this Code of Ethics:

Signature

Name

Date

E-2

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREMONT GENERAL CORPORATION

     The undersigned hereby appoints Patrick E. Lamb and Raymond G. Meyers, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Fremont General Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business that may properly come before the Annual Meeting of Stockholders of the Company to be held May 20, 2004 or any postponement or adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

(Continued, and to be dated and signed on reverse side)

Address Change (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲

YOUR VOTE IS IMPORTANT TO THE COMPANY.

YOU MAY VOTE BY TELEPHONE OR THE INTERNET
USING THE INSTRUCTIONS ON THE REVERSE SIDE

***OR***

 PLEASE SIGN AND RETURN YOUR PROXY BY
TEARING OFF THE TOP PORTION OF THIS SHEET
AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

You may opt to receive future proxy and shareholder materials by
ELECTRONIC DELIVERY of these documents by following the instructions on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Mark Here for Address Change	☐
PLEASE SEE REVERSE SIDE
The Board of Directors recommends Votes FOR All Items

WITHHOLD
		FOR	FOR ALL				FOR	AGAINST	ABSTAIN
ITEM 1 —	Election of Directors Nominees:	☐	☐	ITEM 2	—	APPROVAL OF EXECUTIVE OFFICER ANNUAL BONUS PLAN	☐	☐	☐

	01 James A. McIntyre 02 Louis J. Rampino 03 Wayne R. Bailey 04 Thomas W. Hayes 05 Robert F. Lewis 06 Russell K. Mayerfeld 07 Dickinson C. Ross			ITEM 3	—	APPROVAL OF EXECUTIVE OFFICER LONG-TERM INCENTIVE COMPENSATION PLAN	☐	☐	☐

				ITEM 4	—	APPROVAL OF SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN	☐	☐	☐

				ITEM 5	—	RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	☐	☐	☐

To withhold your vote for any of the nominees write that nominee’s name in the space provided below.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date
Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲FOLD AND DETACH HERE▲

Vote by Internet or Telephone or Mail
 24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 P.M. Eastern Time on the day prior to the annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/fmt Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view Fremont General Corporation’s Annual Report on Form 10-K and Proxy Statement on the Internet at:
www.sec.gov/edgar/searchedgar/companysearch.html using Fremont’s CIK 0000038984